UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  Confidential, for Use of the Commission Only(as permitted by Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to ss. 240.14a-12.


                        WATERMARK INVESTORS REALTY TRUST

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                (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
     [ ]  No fee required

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          common shares, par value $1.00 per share, of Watermark Investors Realty Trust

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     (2)  Aggregate number of securities to which transaction applies:

          542,413 common shares of beneficial interest of the Trust

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     In accordance with Rule 0-11(c), the filing fee was calculated based on the cash consideration of $339,500.00 that the Registrant expects to receive from the disposition of its sole remaining asset.

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     (4)  Proposed maximum aggregate value of transaction:
          $339,500.00

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     (5)  Total fee paid:
          $67.90

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

[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                        WATERMARK INVESTORS REALTY TRUST
                        100 N. Tryon Street, Suite 5500,
                               Charlotte, NC 28202

                                November 19, 2007

To Our Shareholders:

     You are cordially invited to attend a special meeting of the shareholders (including any adjournment or postponement of the special meeting) of Watermark Investors Realty Trust, or the "Trust," located at 100 N. Tryon Street, Suite 5500 Charlotte, NC 28202, Thursday, December 6, 2007 at 2:00 p.m., local time.

     At the special meeting, shareholders will be asked to consider and vote upon the following:

     1. a proposal to adopt and approve the Agreement of Sale, or the "Agreement of Sale," dated as of October 16, 2007 by and between Watermark Texas 1, Inc., a Maryland corporation and our wholly-owned subsidiary, or "Watermark Texas," and Bayside Fish Market, Inc., a Texas corporation, or "Bayside," as assigned by Bayside to its affiliate, LAV Properties, LLC, a Texas limited liability company, or "LAV," pursuant to which Watermark Texas intends to transfer and sell to LAV approximately 4.3836 acres of unimproved real property located on Parker Road near the City of Houston, Harris County, Texas, known as the "Parker Road Property," which constitutes our sole remaining significant asset;

     2. a proposal to approve our liquidation, and the dissolution of Watermark Texas, pursuant to a plan of liquidation, subject to approval and consummation of the Agreement of Sale, following the closing of the sale of the Parker Road Property;

     3. the election of David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve until such time as we complete our liquidation and terminate the Trust, and the ratification of all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting;

     4. the ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year; and

     5.   such other matters as may properly come before the special meeting.

     More information about the Agreement of Sale is contained in the accompanying proxy statement, which we strongly encourage you to read in its entirety. For a discussion of the main terms of the Agreement of Sale and the sale of the Parker Road Property, please see "Proposal I - The Sale of the Parker Road Property" on page 25. A copy of the Agreement of Sale is attached as Annex A to the proxy statement. After careful consideration, our board of trustees has approved the execution of the Agreement of Sale and recommends a vote "FOR" the approval of the Agreement of Sale and the sale of the Parker Road Property by the shareholders.

     Our board of trustees recommends that the shareholders also approve a plan of liquidation of our assets, and for the dissolution of Watermark Texas, to be completed as soon as reasonably practicable after the closing of the sale of the Parker Road Property if the sale is approved by our shareholders. For a discussion of the main terms of our dissolution and liquidation and our plan of liquidation, please see "Proposal II - The Plan of Liquidation" on page 38. A copy of the plan of liquidation adopted by our board of trustees is attached as Annex B to the proxy statement. After careful consideration, our board of trustees has approved the plan of liquidation and recommends a vote "FOR" approval of our liquidation, and the dissolution of Watermark Texas, pursuant to the plan of liquidation by the shareholders.

     The sale of the Parker Road Property and our subsequent liquidation cannot be completed unless, among other things, shareholders holding at least two-thirds of our outstanding common shares approve the sale of the

Parker Road Property and our liquidation and the dissolution of Watermark Texas. We urgently need all shareholders to vote their shares. The board of trustees has announced that the record date for the determination of shareholders of record entitled to receive notice of, and to vote at, the special meeting is Friday, November 9, 2007. Shareholders of record as of 5:00 p.m., eastern standard time, on the record date will be entitled to one vote at the special meeting for each common share of beneficial interest, par value $1.00 per share, held by them on the record date. As of the record date, the board of trustees believes there are 542,413 common shares of beneficial interest entitled to vote at the special meeting.

     YOUR VOTE IS VERY IMPORTANT! Included with this proxy statement is a proxy card for voting and a postage prepaid envelope to return your proxy. A proxy card must be received by our Secretary no later than 10:00 a.m. on Thursday, December 6, 2007 in order to be voted. Please see the discussion under the heading "Special Meeting" beginning on page 23 and on the enclosed proxy card for instructions on how to complete and deliver it. Whether or not you attend the special meeting in person, and regardless of the number of shares you own, please complete, date, sign and return the enclosed proxy card in the envelope provided. Please keep in mind that you can still attend the special meeting even if you submit a proxy card. Any proxy may be revoked at any time prior to the special meeting by voting in person at the special meeting. Attendance at the special meeting will not, in and of itself, constitute a revocation of a proxy. If you attend the special meeting and wish to vote in person, the ballot that you submit at the special meeting will supersede your proxy. You may also revoke your proxy by delivering written notice of the revocation or a duly executed subsequently dated proxy to our Secretary located at: Watermark Investors Realty Trust, Attention: Secretary, Michael S. Verruto.

     Our trustees, collectively, beneficially own 119,330 common shares of beneficial interest, representing approximately 22 percent of the outstanding common shares, and intend to vote the shares "FOR" approval of the proposal to approve and adopt the Agreement of Sale and the sale of the Parker Road Property. The members of our board of trustees also intend to vote their shares "FOR" approval of our liquidation and the dissolution of Watermark Texas pursuant to the plan of liquidation. In addition, the members of the board intend to vote their shares "FOR" the election of David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve until such time as we complete our liquidation and terminate the Trust, and the ratification of all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting. The members of the board also intend to vote their shares "FOR" the ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year.

     In the event that the transactions are effected, shareholders dissenting from the any of the contemplated transactions are, or may be entitled to, if they comply with the provisions of the Texas Real Estate Investment Trust Act, pursuant to which we are still subject, regarding dissenters' rights, be paid the fair value of their shares. For a discussion of the rights of dissenting shareholders, please see the discussion beginning on page 34 of this proxy statement under the heading "Dissenters' Rights." A copy of the applicable sections of the Texas Real Estate Investment Trust Act is enclosed herewith as Annex C.

     This proxy statement provides you with detailed information about the special meeting, the Agreement of Sale and sale of the Parker Road Property, our liquidation and the dissolution of Watermark Texas, the election of trustees and the ratification of our independent accounting firm. You can also get more information from our publicly available documents filed with the Securities and Exchange Commission. We encourage you to read this entire document carefully, including the section entitled "Risk Factors" beginning on page 15.

     The board of trustees urges to you sign, date and return the enclosed proxy card so that your vote may be counted at the special meeting. Your prompt cooperation will be greatly appreciated.

                                                       Sincerely,


                                                       David S. Givner
                                                       President, Treasurer and
                                                       Trustee

     This proxy statement and the accompanying proxy card are first being furnished to our shareholders on November 19, 2007.

                        WATERMARK INVESTORS REALTY TRUST
                        100 N. Tryon Street, Suite 5500,
                               Charlotte, NC 28202
             -------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 6, 2007
             ------------------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (including any adjournment or postponement of the special meeting) of Watermark Investors Realty Trust, or the "Trust," will be held at 100 N. Tryon Street, Suite 5500, Charlotte, NC, 28202, on Thursday, December 6, 2007 at 2:00 p.m., local time, to consider and vote on the following matters:

     1. a proposal to adopt and approve the Agreement of Sale, or the "Agreement of Sale," dated as of October 16, 2007 by and between Watermark Texas 1, Inc., a Maryland corporation and our wholly-owned subsidiary, or "Watermark Texas," and Bayside Fish Market, Inc., a Texas corporation, or "Bayside," as assigned by Bayside to its affiliate, LAV Properties, LLC, a Texas limited liability company, or "LAV," pursuant to which Watermark Texas intends to transfer and sell to LAV approximately 4.3836 acres of unimproved real property located on Parker Road near the City of Houston, Harris County, Texas, known as the "Parker Road Property," which constitutes our sole remaining significant asset;

     2. a proposal to approve our liquidation, and the dissolution of Watermark Texas, pursuant to a plan of liquidation, subject to approval and consummation of the Agreement of Sale, following the closing of the sale of the Parker Road Property;

     3. the election of David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve until such time as we complete our liquidation and terminate the Trust, and the ratification of all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting;

     4. the ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year; and

     5.   such other matters as may properly come before the special meeting.

     Only holders of record of common shares of beneficial interest at the close of business on November 9, 2007 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting. A complete list of shareholders of record entitled to vote at the special meeting will be available for review during ordinary business hours for a period of ten days before the special meeting at our executive offices.

     We strongly encourage you to review the accompanying proxy statement in its entirety for more information about the Agreement of Sale and the sale of the Parker Road Property, and our liquidation and the dissolution of Watermark Texas. A copy of the Agreement of Sale adopted by our board of trustees is attached as Annex A to the proxy statement and a copy of the plan of liquidation adopted by our board of trustees is attached as Annex B to the proxy statement. A copy of the applicable sections of the Texas Real Estate Investment Trust Act regarding dissenters' rights is enclosed herewith as Annex C. The proxy statement and its appendices form a part of this notice.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting in person, please complete, sign and return the enclosed proxy promptly in the accompanying reply envelope as soon as possible to make sure that your shares are represented and voted. Any proxy may be revoked at any time before its exercise at the special meeting.

                                                       By Order of the Board of
                                                       Trustees


                                                       Michael S. Verruto
November 19, 2007                                      Secretary

        ASSET SALE AND LIQUIDATION PROPOSED - YOUR VOTE IS VERY IMPORTANT

     This proxy is being solicited by our board of trustees. Our board of trustees has unanimously approved the Agreement of Sale and the sale of the Parker Road Property. Our board of trustees has also unanimously approved our liquidation and the dissolution of Watermark Texas pursuant to the plan of liquidation. The board of trustees recommends that our shareholders vote to approve and adopt the Agreement of Sale and the sale of the Parker Road Property and to approve our liquidation and the dissolution of Watermark Texas pursuant to the plan of liquidation. The board of trustees also recommends that shareholders elect David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve until such time as we complete our liquidation and terminate the Trust, and ratify all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting. The board of trustees recommends that the shareholders ratify the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year.

                                TABLE OF CONTENTS

                                                                            Page

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS......................................1
SUMMARY........................................................................6
RISK FACTORS..................................................................15
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS..........................22
THE SPECIAL MEETING...........................................................23
      Date, Time and Place of the Special Meeting.............................23
      Purpose of the Special Meeting; Proposals...............................23
      Record Date and Quorum Requirement......................................23
      Voting..................................................................24
      Revocation of Proxies...................................................24
      Cost of this Proxy Solicitation.........................................24
PROPOSAL I - THE SALE OF THE PARKER ROAD PROPERTY.............................25
      General.................................................................25
      Vote Required...........................................................26
      Background to the Sale of the Parker Road Property......................26
      Our Reasons for the Sale of the Parker Road Property....................27
      Recommendation by the Board of Trustees.................................28
      Reports, Opinions and Appraisals........................................28
      Terms of the Agreement of Sale..........................................28
      Use of Proceeds.........................................................32
      Interests in the Sale of the Parker Road Property that Differ from Your
        Interests; Conflicts of Interest......................................32
      Regulatory Third Party Approvals........................................33
      Dissenters' Rights......................................................34
      Accounting Treatment....................................................37
PROPOSAL II - THE PLAN OF LIQUIDATION.........................................38
      General.................................................................38
      Vote Required...........................................................38
      Background of the Plan of Liquidation...................................38
      Our Reasons for our Liquidation.........................................39
      Recommendation by the Board of Trustees.................................40
      Terms of the Plan of Liquidation........................................40
      Interests in the Liquidation that Differ from Your Interests; Conflicts of Interest...........................................................43
      Regulatory Third Party Approvals........................................43
      Dissenters' Rights......................................................43
      Accounting Treatment....................................................43
SELECTED FINANCIAL DATA.......................................................44
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE SALE OF THE PARKER ROAD
  PROPERTY AND OUR LIQUIDATION................................................45
PROPOSAL III - ELECTION OF TRUSTEES...........................................46
      General.................................................................46
      Vote Required...........................................................46
      Recommendation by the Board of Trustees.................................46
      Information Relating to the Nominees....................................46
      Corporate Governance and Related Matters................................47
      Independent Trustees....................................................47
      Meetings and Committees of the Board of Trustees........................47
      Shareholder Nominations.................................................48
      Shareholder Communications..............................................48
      Compensation Committee Interlocks and Insider Participation.............49
      Section 16(a) Beneficial Ownership Reporting Compliance.................49
      Security Ownership......................................................49
      Management and Executive Compensation...................................50

      Certain Relationships and Related Transactions..........................51
PROPOSAL IV - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.........53
      Vote Required...........................................................53
      Recommendation by the Board of Trustees.................................53
      Fees Paid to Independent Auditors.......................................53
      Pre-Approval Policies and Procedures....................................54
      Changes in and Disagreements with Accountants...........................54
OTHER MATTERS AT THE SPECIAL MEETING..........................................55
SHAREHOLDER PROPOSALS.........................................................55
WHERE YOU CAN FIND MORE INFORMATION...........................................55
2006 ANNUAL REPORT............................................................55















THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        WATERMARK INVESTORS REALTY TRUST
                        100 N. Tryon Street, Suite 5500,
                               Charlotte, NC 28202
             ------------------------------------------------------

                                 PROXY STATEMENT

             ------------------------------------------------------

     The enclosed proxy is solicited by the board of trustees, or the "Board," of Watermark Investors Realty Trust, or the "Trust," for use at the Special Meeting of Stockholders to be held at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, on Thursday, December 6, 2007 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders.

     It is anticipated that such proxy, together with this proxy statement, will be first mailed on or about November 19, 2007 to all stockholders entitled to vote at the meeting.

     The Trust's principal executive offices are located at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202 and its telephone number at that address is
(704) 343-9334.

     Your shares can be voted at the annual meeting only if you vote by proxy or if you are present and vote in person. Even if you expect to attend the annual meeting, please vote by proxy to assure that your shares will be represented.

                    QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.   Why did I receive this proxy?

A: Our board of trustees is soliciting proxies to be voted at a special meeting of our shareholders. The special meeting will be held at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, on Thursday, December 6, 2007 at 2:00 p.m., local time. This proxy statement summarizes the information you need to know to vote by proxy or in person at the special meeting.

Q.   What is the purpose of the special meeting?

A. At the special meeting, shareholders of the Trust will vote to adopt and approve the Agreement of Sale and the sale of the Parker Road Property which would result in the sale of our sole remaining significant asset. Shareholders will also vote to approve our liquidation, and the dissolution of Watermark Texas, pursuant to a plan of liquidation upon the closing of the sale of the Parker Road Property. Upon the approval of our liquidation and the dissolution of Watermark Texas, we will, and Watermark Texas will, cease to carry on business except to the extent necessary for the winding up of our business and affairs, and the business and affairs of Watermark Texas, and the liquidation of our assets. You will also vote upon the election of David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve a term until such time as we complete our liquidation and terminate the Trust, and the ratification of all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting. Finally, you will also vote upon the ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year.

Q. Why are we seeking to sell the Parker Road Property and liquidate the Trust?

A. We believe the capital return that we are able to receive on our investment in the Parker Road Property, in comparison to the cost of the investment, is relatively low. We currently have no operations other than the investment in the Parker Road Property and this together with other factors such as the size of our portfolio, the costs associated with maintaining the Parker Road Property and the increases in corporate compliance costs, we have been unable to obtain our desired level of income. Accordingly, we believe that these factors, among others, will adversely impact our return on capital in the future and we do not expect to have any other business operations in the future. We believe our historical lack of any net income has also limited our ability to complete acquisitions, fund growth opportunities and enhance shareholder value. These factors, combined with unexpected increases in corporate compliance costs discussed below, have negatively affected our net annual income.

     In their decision to recommend the sale of the Parker Road Property and our dissolution in accordance with the plan of liquidation, our board of trustees also considered the increasingly significant cost of corporate compliance with all federal, state and local regulatory requirements applicable to us with respect to our business activities. These costs include, without limitation, the cost of preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports, documents and filings required under the Securities and Exchange Act of 1934, as amended, or other federal or state laws. Moreover, recently enacted and proposed laws, regulations and standards relating to corporate governance and disclosure requirements applicable to public companies, including the Sarbanes-Oxley Act, have increased costs that we will pay in connection with corporate governance, reporting and disclosure practices. These increased costs of corporate compliance were unanticipated at the time of our formation and may have a material impact on our results of operations. Furthermore, we expect that these costs will increase in the future due to our continuing implementation of compliance programs mandated by these requirements. In addition, these new laws, rules and regulations create new legal bases for administrative enforcement, civil and criminal proceedings against us in case of non-compliance, thereby increasing our risks of liability, potential sanctions and litigation.

Q. What will happen if the sale of the Parker Road Property and the plan of liquidation are not approved by our shareholders?

A. If the sale of the Parker Road Property and the plan of liquidation are not approved by our shareholders, we will continue to own and manage the Parker Road Property and our board of trustees will meet to determine what other reasonably available alternatives to pursue in the best interest of the Trust and our shareholders, including, without limitation, continuing to operate under the current business plan. However, we believe that if we continue to operate under the current business plan we may not be able to meet corporate expenses and the carrying costs of the Parker Road property, and would have to find alternatives to generate additional funds. As discussed further in this proxy statement, due to our net operating losses, no distributions were required in 2006, 2005 or 2004, however, given our current financial situation, we cannot guarantee that we will be able to maintain our REIT status in the future.

Q.   What will happen to my common shares of beneficial interest in the Trust?

A. If our shareholders approve the plan of liquidation, all of our common shares of beneficial interest owned by you will be cancelled at the end of the liquidation process.

Q:   Are there any interests in the liquidation that differ from my own?

A. There are no interests in the liquidation that differ. However, we have a note payable to Abbestate Holding, Inc. a Delaware corporation, whose directors are also our trustees: Abbestate's sole shareholder is also a significant shareholder of one of our significant shareholders. The note owing to Abbestate bears interest at 12 percent per annum and is due and payable on December 31, 2020. As of October 31, 2007, the principal and accrued interest due and owing to Abbestate was $790,000. Upon completion of the sale of the Parker Road Property, the sale proceeds will be used to repay a portion of the amounts owing to Abbestate. Because our debts and liabilities exceed the anticipated proceeds from the sale of the Parker Road Property, we expect that you will not receive any distribution upon liquidation. As a result, one of our shareholders may have a different interest than you in the completion of the sale of the Parker Road Property.

Q. What are the recommendations of our board of trustees with respect to the proposals?

A: Our board of trustees unanimously determined that the purchase price for the sale of the Parker Road Property is fair and reasonable and is the best alternative to enable us to partially satisfy our unpaid debts and liabilities. Due to our lack of net operating income, the costs associated with maintaining the Trust, and the fact that, upon the sale of the Parker Road Property we will have no assets, it is in the best interests of our shareholders and the Trust to liquidate, wind up our business and affairs and to terminate. Accordingly, our board of trustees unanimously determined that the terms of the Agreement of Sale and the plan of liquidation are fair and in your best interests and approved the Agreement of Sale and sale of the Parker Road Property and our liquidation and the dissolution of Watermark Texas, pending your approval. Therefore, our board of trustees unanimously recommends that you vote "FOR" the Agreement of Sale and the sale of the Parker Road Property. Our board of trustees also unanimously recommends that you vote "FOR" our liquidation, and the dissolution of Watermark Texas, pursuant to a plan of liquidation upon the sale of the Parker Road Property.

     In addition, in order to rectify any corporate governance issues that may be outstanding at this time, our board of trustees also recommends that you vote "FOR" the election of David S. Givner as a Class I trustee and Michael
     S. Verruto as a Class II trustee to our board of trustees to serve a term until such time as we complete our liquidation and terminate the Trust, and the ratification of all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting. Our board of trustees also recommends that you vote "FOR" the ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year.

Q.   What vote of shareholders is required to approve the proposals?

A: Approval of the sale of the Parker Road Property proposal will require the affirmative vote of the holders of at least two-thirds of our common shares of beneficial interest then outstanding and entitled to vote at the special meeting. Approval of the liquidation proposal will require the affirmative vote of the holders of at least two-thirds of our common shares of beneficial interest then outstanding and entitled to vote at the special meeting. Approval of the election proposal will require the affirmative vote of the holders of at least a majority of our common shares of beneficial interest then outstanding and entitled to vote at the special meeting. Approval of the ratification of our accounting firm proposal will require the affirmative vote of at least a majority of our common shares of beneficial interest then outstanding and entitled to vote at the special meeting. In addition, approval of an adjournment of the special meeting will require the affirmative vote of a majority of all votes cast by the holders of our common shares of beneficial interest entitled to vote at the special meeting, or if less than a majority of the outstanding common shares of beneficial interest are represented at the special meeting, holders of a majority of the shares so represented may adjourn the meeting to another date, time or place. Notice need not be given of the new date or time, unless the meeting is adjourned for more than 30 days in which case the notice of the adjourned meeting will be given in the same manner as of the original meeting.

Q.   Who is entitled to vote at the special meeting?

A. Only holders of record of our common shares as of the close of business on November 9, 2007 are entitled to notice of, and to vote at, the special meeting. Each share is entitled to one vote on each matter presented at the special meeting.

Q.   What happens if I do not vote or if I abstain from voting?

A. If you do not vote, it will have the same effect as a vote against the sale of the Parker Road Property proposal, the plan of liquidation proposal, the election of trustees and ratification of our auditor proposals. Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, as will the shares of shareholders who attend the meeting but abstain from voting. For purposes of determining the outcome of the proposals, shares represented by such proxies or held by such attending shareholders will be treated as votes against the proposals.

Q.   What constitutes a quorum?

A: If a majority of the common shares outstanding on the record date are present at the special meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. As of the date of this proxy statement, we had 542,413 common shares of beneficial interest issued and outstanding and entitled to a vote.

Q.   What does it mean to vote by proxy?

A. It means that you give someone else the right to vote your shares in accordance with your instructions. In this case, we are asking you to give your proxy to our Principal Executive Officer, David S. Givner, who is sometimes referred to as the "proxy holder." By giving your proxy to the proxy holder, you assure that your vote will be counted even if you are unable to attend the annual meeting. If you give your proxy but do not include specific instructions on how to vote on a particular proposal described in this proxy statement, the proxy holder will vote your shares in accordance with the recommendation of the Board of Directors for such proposal.

Q.   How will voting on any other business be conducted?

A. Although we do not know of any business to be considered at the special meeting other than the sale of the Parker Road Property proposal, the liquidation proposal, the election of trustees proposal and the ratification of our accountant proposal, as described in this proxy statement, if any other business is properly presented at the special meeting, your signed proxy card gives authority to the proxy holder, to vote on such matters at their discretion.

Q:   What do I need to do now?

A: You should complete, date and sign your proxy card and return it promptly in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at the special meeting, even if you plan to attend the special meeting in person. You may also fax your signed proxy card to us at 704-343-0532. The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

Q:   What shares are covered by the proxy card?

A. The proxy card covers all shares held by you of record (i.e., shares registered in your name).

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Not unless you provide your broker with instructions on how to vote. You should follow the procedures provided by your broker regarding how to instruct them to vote your shares.

Q:   Can I change my vote after I return my proxy card?

A: If you are a "record" holder, even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the special meeting by delivering to our secretary a written notice of revocation or a properly signed proxy bearing a later date, or by attending the special meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request). If you hold shares of our common stock in "street name," you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:   Do I have dissenters' rights?

A: Yes. Sections 25.10-25.30 of the Texas Real Estate Investment Trust Act, or the Texas Act, entitle any shareholder who objects to the sale of the Parker Road Property and our subsequent liquidation, and who follows the procedures set forth in the Texas Act, to receive the "fair value" of their ownership interest in the Trust. Any shareholder contemplating the possibility of dissenting from the sale of the Parker Road Property and our liquidation should carefully review the discussion regarding dissenters' rights in this proxy statement beginning on page 34 and the text of the statute attached to this proxy statement as Annex C, particularly with respect to the specific steps required to perfect their dissenters' rights. Shareholders should also consult his or her legal counsel. Your dissenters' rights will be lost if the procedural requirements of the Texas Act as more fully described in this proxy statement are not fully and precisely followed.

Q:   Who will bear the costs of soliciting votes for the special meeting?

A: We will bear the entire cost of the solicitation of proxies from our shareholders. We estimate the costs for the solicitation of proxies to be approximately $1,500 for the cost of printing and postage. The solicitation of proxies or votes may be made by our trustees and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our shareholders.

Q:   Who can help answer my questions?

A: If you have additional questions about the sale of the Parker Road Property, our liquidation, the election of our trustees or the ratification of our independent auditors, or would like additional copies of this proxy statement, you should contact Tina M. Romine at 704-343-9334.

                                     SUMMARY

     This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. For additional information concerning the sale of the Parker Road Property and our liquidation, you should read this entire proxy statement, including the exhibits, and the other documents referenced in this proxy statement. A copy of the Agreement of Sale is attached to this proxy statement as Annex A. A copy of the plan of liquidation is attached to this proxy statement as Annex B. The following summary should be read in conjunction with, and is qualified in its entirety by, the more detailed information appearing elsewhere in this proxy statement.

Our Company

     Watermark Investors Realty Trust
     100 North Tryon Street, Suite 5500
     Charlotte, North Carolina  28202
     (704) 343-9334

     The Trust was originally organized as Ryan Mortgage Investors pursuant to the Texas Real Estate Investment Trust Act, under which we are still subject, upon the adoption of a Declaration of Trust dated October 13, 1971. On March 6, 1984, our name was changed to Arlington Realty Investors pursuant to an amendment to the Declaration of Trust. On December 5, 1995, our name was changed to Watermark Investors Realty Trust pursuant to another amendment to the Declaration of Trust. We have elected to be treated as a real estate investment trust, or a REIT, pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code. We have, in the opinion of our management, qualified for federal taxation as a REIT for each fiscal year since December 31, 1971. As a real estate investment trust, we are generally not subject to income taxes.

     Although we currently do not have active business operations, our primary business and only industry has been investing in equity interests in real estate and related real estate activities. Currently, our only significant asset constitutes the Parker Road Property which is approximately 4.3836 acres of unimproved real property located on Parker Road near the City of Houston, Harris County, Texas. Upon completion of the sale of the Parker Road Property, we will no longer have any significant assets and, subject to shareholder approval, we will liquidate and distribute our assets and satisfy our liabilities in accordance with the plan of liquidation.

     Our common shares of beneficial interest are traded on a sporadic basis and we believe there has been no established independent trading market for our common shares since they were delisted from NASDAQ in 1988. A limited number of our common shares are believed to have been traded in privately negotiated transactions.

Watermark Texas 1, Inc.

     100 North Tryon Street, Suite 5500
     Charlotte, North Carolina  28202
     (704) 343-9334

     Watermark Texas was incorporated in Maryland on March 6, 1995 as a wholly owned subsidiary of the Trust. Upon formation, we contributed the Parker Road Property to Watermark Texas. The sole purpose of Watermark Texas is to own the Parker Road Property. No public trading market exists for the capital stock of Watermark Texas. The officers and directors of Watermark Texas are the same persons who are officers and trustees of the Trust. Upon the sale of the Parker Road Property, Watermark Texas will have no assets and, subject to shareholder approval, we will wind up the business and affairs of Watermark Texas and it will be dissolved.

LAV Properties, LLC/Bayside Fish Market

     LAV Properties, LLC
     9707 Chipstead Circle
     Spring, Texas  77379
     (281) 224-6068

     The Agreement of Sale was entered into with Bayside Fish Market, Inc.

     Bayside Fish Market is a Texas corporation based in Houston, Texas, whose businesses include seafood sales as well as the development of small retail shopping centers and convenience stores. It is our understanding that Bayside has been in business for more than six years. On November 14, 2007, with our consent, and the consent of Watermark Texas, Bayside assigned all of its rights and obligations under the Agreement of sale to its newly-formed affiliate, LAV Properties, LLC. It is our understanding that LAV is a Texas limited liability company recently formed for the purpose of holding and developing the Parker Road Property.

The Special Meeting (see page 23)

     The special meeting will be held at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, on Thursday, December 6, 2007 at 2:00 p.m., local time.
At the meeting, holders of common shares of beneficial interest of the Trust will be asked to vote upon the proposal to adopt and approve the Agreement of Sale and the sale of the Parker Road Property, the proposal to adopt and approve our liquidation, and the dissolution of Watermark Texas, pursuant to the plan of liquidation, the proposal to elect David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve a term until such time as we complete our liquidation and terminate the Trust, and to ratify all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting, and the proposal to ratify the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year.

   Vote Required (see pages 26, 38, 46 and 53)

     Approval of the Agreement of Sale and the sale of the Parker Road Property will require the affirmative vote of the holders of at least two-thirds of our common shares of beneficial interest then outstanding and entitled to vote on the proposal. Approval of our liquidation, and the dissolution of Watermark Texas, pursuant to the plan of liquidation, will require the affirmative vote of the holders of at least two-thirds of our common shares of beneficial interest then outstanding and entitled to vote on the proposal. The election of David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees and the ratification of all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting will require the affirmative vote of the holders of at least a majority of our common shares of beneficial interest then outstanding and entitled to vote on the proposal. The ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year will require the affirmative vote of the holders of at least a majority of our common shares of beneficial interest then outstanding and entitled to vote on the proposal.

   Record Date for Voting at the Special Meeting (see page 23)

     The close of business on November 9, 2007 is the record date for determining eligibility to vote at the special meeting. Each holder of our common shares of beneficial interest at that time will be entitled to one vote per share. On the record date, there were 542,413 common shares of beneficial interest entitled to vote at the special meeting.

Voting by the Board of Trustees (see page 24)

     As of November 9, 2007, the board of trustees, collectively, owned and were entitled to vote approximately 119,310 common shares of beneficial interest of the Trust, or approximately 22 percent of the common shares of beneficial interest of the Trust outstanding on that date.

The Sale of the Parker Road Property (see page 25)

     Watermark Texas, our wholly-owned subsidiary, has agreed to sell the Parker Road Property, which constitutes our sole remaining asset, to LAV pursuant to the Agreement of Sale dated as of October 16, 2007 entered into with Bayside, which subsequently assigned (with our consent and the consent of Watermark Texas) all of its rights and obligations to LAV. In consideration for the sale of the Parker Road Property, LAV will pay Watermark Texas a total of $339,500 in immediately available funds, subject to any prorations and credits described below. Upon execution of the Agreement of Sale, Bayside deposited $5,000 in a non-interest bearing escrow account to be credited towards the purchase price at closing. In the event of a default by LAV, we have the option to terminate the Agreement of Sale and retain this deposit as liquidated damages. If the sale of the Parker Road Property is approved and adopted by our shareholders, the closing will take place as soon as practicable after the special meeting and the satisfaction of certain other conditions to closing.

   Use of Proceeds (see page 32)

     We estimate that the expenses of the sale of the Parker Road Property will be approximately $20,500, consisting of the fees due to the broker in connection with the sale of the Parker Road Property. We also estimate that the contract purchase price of $339,500 will be reduced by prorations required pursuant to the Agreement of Sale of approximately $9,000, resulting in net cash proceeds of the Agreement of Sale of approximately $310,000. We estimate the net cash proceeds of the sale of the Parker Road Property will be used as follows:

     Contract purchase price                                      $339,500
     Expenses - broker's sales commission                         ($20,500)
     Estimated proration                                           ($9,000)
     -----------------------------------------------------------------------
     Net Cash Proceeds                                            $310,000

     Dividend payable by Watermark Texas to the Trust             $310,000
     Abbestate Holding, Inc. note payable                        ($790,000)
     Other current operating expenses                             ($30,000)

                                   Total Cash remaining:                $0

     Currently, our debts and unpaid liabilities exceed the amount of the net proceeds we expect to receive from the sale of the Parker Road Property. Therefore, we do not expect to be able to make any distributions to our shareholders upon our subsequent liquidation as discussed below.

     Background of the Sale of the Parker Road Property and Reasons for the Sale of the Parker Road Property (see pages 26 and 27)

     As of December 31, 2006, our only asset was our ownership interest in our wholly-owned subsidiary, Watermark Texas, which owns the 4.3836 acres of unimproved real property located on Parker Road near the City of Houston, Harris County, Texas known as the "Parker Road Property." The Parker Road Property is Watermark Texas's only significant asset. On August 29, 2003, our board of trustees voted to sell the Parker Road Property and a sale agreement was executed on October 16, 2003 between Watermark Texas 1, Inc. and The Peterson Group, Inc. to sell the Parker Road Property to the Peterson Group, Inc. for $510,000. The sale was originally expected to close in the first quarter of 2004, however, in January 2004, The Peterson Group elected to terminate the contract.

     During 2005 and 2006, several attempts were made by the Trust to identify a buyer for the Parker Road Property. No buyers were identified and the Parker Road Property sat dormant.

     On January 5, 2007, Watermark Texas entered into an Agreement of Sale with Bayside, or the "January Agreement." The January Agreement provided that upon the terms and subject to the conditions set forth therein, Bayside would purchase approximately 3.090 acres consisting of what was then thought to be the entirety of the Parker Road Property. The January Agreement provided that if the sale was not consummated on or before May 5,

2007, the January Agreement would expire by its terms. The sale was not consummated by May 5, 2007 and the January Agreement expired.

     During January and February 2007, the Trust entered into discussions with the City of Houston, or the "City," regarding the City's claims for delinquent ad valorem taxes owing with respect to the Parker Road Property. This claim by the City arose from certain taxes on the Parker Road Property that were never paid by a previous owner of the Parker Road Property and due to a discrepancy in the acreage of the Parker Road Property actually owned by Watermark Texas. Watermark Texas had historically paid taxes with respect to its ownership of
3.090 acres of real property, rather than the 4.3836 acres of real property owned of record by Watermark Texas. Upon payment and settlement of the delinquent ad valorem taxes, the acreage of the Parker Road Property was increased from 3.090 acres to 4.3836 acres.

     Subsequent to the expiration of the January Agreement, Watermark Texas continued discussions with Bayside regarding the sale of the Parker Road Property, including the additional acreage added after the February 2007 settlement of the tax dispute with the City. In June 2007, we listed the Parker Road Property with a well-known commercial real estate broker familiar with the geographic area. Our broker proceeded to advertise the Parker Road Property for approximately three months. On October 12, 2007, Bayside submitted an offer to purchase the Parker Road Property and, after considering that there were no other potential inquires with respect to the purchase of the Parker Road Property, the board of directors of Watermark Texas and our board of trustees determined that the Bayside offer was the only viable alternative and in the best interests of the Shareholders.

     On October 12, 2007, the board of directors of Watermark Texas voted to approve the Agreement of Sale dated as of October 16, 2007 pursuant to which Watermark Texas would sell the Parker Road Property to Bayside in consideration for $339,500, subject to shareholder approval and certain other closing conditions. On October 12, 2007, the trustees on behalf of the Trust, as the sole shareholder of Watermark Texas, approved the Agreement of Sale and the sale of the Parker Road Property and recommended the same be submitted to our shareholders for approval. On or about November 13, 2007, Bayside requested our consent to assign all of its rights and obligations under the Agreement of Sale to its newly-formed affiliate, LAV. They also asked, and we agreed, that the closing of the transaction occur on or about December 17, 2007. We and Watermark Texas agreed to both of these requests and entered into an assignment and consent reflecting these changes.

     Our board of trustees based their decision to cause Watermark Texas to sell the Parker Road Property on a number of factors, including, among others, the following:

     o current market conditions, which we believe have made the sale of the Parker Road Property desirable at this time;

     o our lack of operating income and the inability to pay any distributions to our shareholders, which may adversely impact our ability to maintain our REIT status;

     o upon the sale of the Parker Road Property, our ability to pay off certain unpaid liabilities; and

     o the increasingly significant cost of corporate compliance with all federal, state and local regulatory requirements applicable to us in respect to our business activities.

   Recommendation of our Board of Trustees for the Sale of the Parker Road Property (see page 28)

     Our board of trustees has unanimously determined that the terms of the Agreement of Sale for the sale of the Parker Road Property are fair to you and in your best interests and unanimously recommend that you vote "FOR" approval of the Agreement of Sale and the sale of the Parker Road Property.

The Plan of Liquidation (see page 38)

     After completion of the closing of the sale of the Parker Road Property, and subject to shareholder approval, we intend to liquidate and dissolve the Trust and to dissolve Watermark Texas. Our board of trustees has adopted a plan of liquidation to distribute the assets of the Trust remaining after the closing of the sale of the Parker Road Property. The plan of liquidation is attached to this proxy statement as Annex B.

     After completion of the sale of the Parker Road Property, we will proceed with our liquidation and the dissolution of Watermark Texas. We intend to complete our liquidation, and that of Watermark Texas, as soon as practicable after the closing of the sale of the Parker Road Property. Because our current debts and liabilities exceed our assets, including the amount of the net proceeds we expect to receive from the Parker Road Property, we do not believe that our shareholders will receive any distributions upon our liquidation.

     Upon liquidation and the final distribution of all of our assets and repayment of all of our liabilities, we expect to terminate our registration under the Securities Exchange Act of 1934, as amended, or the Exchange Act, cease filing reports with the Securities and Exchange Commission, or the SEC, terminate the Trust and file articles of dissolution with the State of Maryland with respect to Watermark Texas as soon as appropriate.

   Background of our Liquidation, Reasons for our Liquidation (see pages 38 and 39)

     In the past, we operated under a Plan of Complete Liquidation and Termination approved by our shareholders in 1985. This plan was terminated as of June 30, 1994.

     Our board of trustees based their decision to liquidate the Trust and dissolve Watermark Texas, subject to the closing of the sale of the Parker Road Property, on a number of factors, including, among others, the following:

     o the capital return that we are able to receive on our investment in the Parker Road Property, in comparison to the cost of the investment, is relatively low;

     o we currently have no operations other than our investment in the Parker Road Property;

     o historically, we have not had any net operating income and the current costs associated with maintaining the Parker Road Property and the increases in corporate compliance costs have made us unable to obtain any level of income;

     o our lack of net operating income has also limited our ability to complete acquisitions, fund growth opportunities and enhance shareholder value; and

     o with respect to Watermark Texas, its formation was solely to own the interest in the Parker Road Property, and, upon the sale of the Parker Road Property, Watermark Texas will have no assets or operations.

     In their decision to recommend our liquidation in accordance with the plan of liquidation, our board of trustees also considered the increasingly significant cost of corporate compliance with all federal, state and local regulatory requirements applicable to us with respect to our business activities. These costs include, without limitation, the cost of preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports, documents and filings required under the Securities and Exchange Act of 1934, as amended, or other federal or state laws. Moreover, recently enacted and proposed laws, regulations and standards relating to corporate governance and disclosure requirements applicable to public companies, including the Sarbanes-Oxley Act, have increased costs that we will pay in connection with corporate governance, reporting and disclosure practices. These increased costs of corporate compliance were unanticipated at the time of our formation and may have a material impact on our results of operations. Furthermore, we expect that these costs will increase in the future due to our continuing implementation of compliance programs mandated by these requirements. In addition, these new laws, rules and regulations create new legal bases for administrative enforcement, civil and criminal proceedings against us in case of non-compliance, thereby increasing our risks of liability, potential sanctions and litigation.

   Recommendation of our Board of Trustees for our Liquidation, and the Dissolution of Watermark Texas, pursuant to the Plan of Liquidation (see page
40)

     Our board of trustees has unanimously determined that the terms of the plan of liquidation are fair to you and in your best interests and unanimously recommend that you vote "FOR" approval of our liquidation, and the dissolution of Watermark Texas, pursuant to the plan of liquidation.

Election of Trustees and Ratification of our Independent Accounting Firm (see pages 46 and 53)

     Our business affairs are managed by, or under the direction of, our board of trustees. Our board is responsible for our general investment policies and for such general supervision of our business conducted by our officers, agents, employees, investment advisors or independent contractors as may be necessary to insure that such business conforms to the provisions of the Declaration of Trust. Commencing with the 1996 annual meeting of our shareholders, our board of trustees has been divided into three classes, each class of trustees consisting of one member. The trustee of the class elected at each annual meeting of our shareholders holds office for a term of three years.

     As of the date of this proxy statement, our management cannot find a record of an election of trustees being held since the annual meeting of our shareholders held on December 5, 1995. We are holding the election of trustees at this special meeting in order to rectify this matter as soon as possible in order to ensure that our board is duly elected and qualified in accordance with Texas law. In addition, we are asking our shareholders to ratify the past actions of our trustees to ensure that the actions of the Trust were duly authorized. Since we have not had any significant business operations since 1995, we are unaware of any actions that have taken place by the board of trustees since December 5, 1995 other than as discussed in this proxy statement. If you have any questions regarding the management of the Trust, or the actions of our board of trustees, please contact us at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, or by phone at 704-343-9334, attention: Tina M. Romine.

     Our board of trustees unanimously recommends that you vote "FOR" the election of David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve until such time as we complete our liquidation and terminate the Trust, and the ratification of all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting.

     Farmer, Fuqua & Huff, P.C. has been our independent accounting firm since 1995 and is responsible for our independent audits required by the Exchange Act and the Securities and Exchange Commission's rules and regulations.

     Our board of trustees unanimously recommends that you vote "FOR" the ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year.

Risk Factors (see page 15)

     In evaluating whether to vote for or against the proposals, you should carefully consider the "Risk Factors" beginning on page 15.

Interests in the Sale of the Parker Road Property and Our Liquidation That Differ from Your Interests; Conflicts of Interest (see pages 32 and 43)

     We currently have a note payable to Abbestate Holding, Inc., or "Abbestate," a Delaware corporation whose directors are also our trustees. The note owing to Abbestate bears interest at 12 percent per annum and is due and payable on December 31, 2020. As of October 31, 2007, the principal and accrued interest due and owing to Abbestate Holding, Inc. was $790,000. Upon completion of the Parker Road Property sale, this indebtedness shall be repaid. The sole shareholder of Abbestate is also a significant shareholder of our significant shareholders, Antapolis N.V., and therefore Antapolis N.V. may have more of an incentive to approve the sale than other shareholders.

Terms of the Agreement of Sale (see page 28)

     The Agreement of Sale provides that our wholly-owned subsidiary, Watermark Texas, will sell the Parker Road Property for a purchase price of $339,500, subject certain prorations and credits required by the Agreement of Sale. Bayside, as the buyer under the Agreement of Sale, with our prior consent and the prior consent of Watermark Texas, assigned all of its rights and obligations under the Agreement of Sale to its affiliate, LAV. They also asked, and we agreed, that the closing of the transaction occur on or about December 17, 2007. Upon the completion of the sale, all right, title and interest in and to the Parker Road Property will pass to LAV, and neither we, nor Watermark Texas, will have any further rights in or to the Parker Road Property, or any of public rights-of-way adjoining the Parker Road Property.

   Condition of the Property (see page 30)

     Pursuant to the terms of the Agreement of Sale, as assigned by Bayside to LAV, LAV is purchasing the Parker Road Property "As Is" and "Where is" as of the time of the closing, and with all faults and defects, latent or otherwise. Watermark Texas is making no representations or warranties, either expressed or implied, by operation of law or otherwise, with respect to the quality, physical conditions, value, habitability, suitability, merchantability or fitness for a particular purpose of the Parker Road Property. Watermark Texas is also not making any representations or warranties with respect to the presence or absence of conditions on the Parker Road Property that could rise to a claim for personal injury, property or natural resource damages. Watermark Texas is not making any representations or warranties as to the presence of hazardous or toxic substances, materials or waste, or substances, contaminates or pollutants on, under or about the Parker Road Property and is not making any representations or warranties as to the income or expenses from or of the Parker Road Property.

   Default (see page 30)

     If LAV fails or refuses to comply fully with the terms of the agreement for sale for any reason, Watermark Texas may, at its option, either (i) rescind the Agreement of Sale and retain the $5,000 deposit paid by Bayside as liquidated damages; or (ii) pursue any other legal or equitable remedy, including, without limitation, a suit for specific performance. If Watermark Texas fails or refuses to comply fully with the terms of the agreement for sale for any reason, LAV may, at its option, either (i) rescind the Agreement of Sale and the $5,000 deposit will be refunded to Bayside; or (ii) pursue any other legal or equitable remedy, including, without limitation, a suit for specific performance.

   Brokerage Commission (see page 31)

     At closing, Watermark Texas will pay a brokerage commission equal to six percent of the purchase price, or $20,370, to Means Knaus Partners, LP. LAV has agreed to indemnify Watermark Texas from and against all claims for any commissions, fees or other form of compensation by any third party claiming that they are owed any compensation in connection with the sale of the Parker Road Property.

Terms of the Plan of Liquidation (see page 40)

     The following is a summary of the plan of liquidation pursuant to which we will complete our liquidation and the dissolution of Watermark Texas. The description of the plan of liquidation, or the "Plan," is qualified in its entirety by reference to the complete text of the Agreement of Sale which is attached as Annex B to this proxy statement. We urge you to read the full text of the Plan

     After completion of the closing of the sale of the Parker Road Property, and subject to shareholder approval, we intend to liquidate and dissolve the Trust and to dissolve Watermark Texas. When the liquidation and dissolution of the Trust pursuant to the Plan, or the "Dissolution," is approved, the Trust and Watermark Texas will cease conducting normal business operations pursuant to the Plan, except insofar as may be necessary for the winding up of the business and affairs of both the Trust and Watermark Texas.

     The sole asset of the Trust is its ownership of all of the shares of capital stock of Watermark Texas. Watermark Texas has entered into an Agreement of Sale dated as of October 16, 2007 with Bayside, which subsequently assigned all of its rights and obligations to LAV. Pursuant to the Agreement of Sale, Watermark Texas intends to transfer and sell to LAV the Parker Road Property. The purchase price for the Parker Road Property is $339,500 (subject certain enumerated prorations and credits). The Trust currently has a note payable to Abbestate, bearing interest at a rate of 12 percent per annum and due and payable on or before December 31, 2020. As of October 31, 2007, the principal amount and accrued interest due and owing to Abbestate was $790,000. After the sale of the Parker Road Property, the net proceeds of the purchase price received by Watermark Texas from the sale of the Parker Road Property shall be dividended to its parent, the Trust. On receipt of such dividend, the Trust will use all of these proceeds to repay indebtedness owing to Abbestate, after liquidation and dissolution costs are paid. Because the amount owing to Abbestate exceeds the amount that we expect to realize on the sale of its remaining assets, there will be no funds available for distribution to the shareholders.

     The liquidation of the Trust and of Watermark Texas will be completed as soon as practicable after the closing of the sale of the Parker Road Property. Because the current debts and liabilities of the Trust and Watermark Texas exceed our assets, including the amount of the net proceeds we expect to receive from the Parker Road Property, our shareholders will receive no distributions upon liquidation.

     Upon liquidation and the final distribution of all of our assets and repayment of all of our liabilities, we expect to terminate our registration under the Securities Exchange Act of 1934, as amended, or the Exchange Act, cease filing reports with the Securities and Exchange Commission, or the SEC, terminate the Trust and file articles of dissolution with the State of Maryland with respect to Watermark Texas when appropriate.

Reports, Opinions and Appraisals (see page 28)

     Neither the Trust nor Watermark Texas received from an outside party any report, opinion or appraisal related to the Agreement of Sale or the proposed liquidation or dissolution of the Trust or Watermark Texas. The purchase price for the Parker Road Property was based on the arms-length offering price submitted by Bayside.

Material Federal Income Tax Consequences of the Sale of the Parker Road Property and our Liquidation (see page 45)

     Watermark Texas is a wholly-owned subsidiary of the Trust and is consolidated with the Trust for federal income tax purposes. The proceeds from the sale of Parker Road Property by Watermark Texas will be treated as a taxable gain from the sale of a capital asset by Watermark Texas. Watermark Texas will use all of the net proceeds from the Parker Road property sale to pay a dividend to the Trust. Because Watermark Texas has extensive net operating loss carry forwards from prior years, we believe that no federal income tax will be due on any gain from the sale of the Parker Road Property. The dividend received by Trust will be used to (i) pay the costs of the liquidation, and (ii) repay a portion of the indebtedness owing to Abbestate. As a result, we do not believe that any distribution will be made to our shareholders upon our liquidation. We believe that no federal income tax will be owing by the Trust as a result of the liquidation, and there will be no taxable income or gain to the Trust shareholders as a result of the sale of the Parker Road Property and the liquidation of the Trust.

Accounting Treatment (see pages 37 and 43)

     Watermark Texas was established with the sole purpose of acquiring the Parker Road Property. The sale of the Parker Road Property will be recorded as a sale of the only capital asset held by Watermark Texas. After completion of the sale, Watermark Texas will distribute all proceeds from the sale transaction to its sole shareholder, the Trust. The Trust will use all proceeds to reduce its indebtedness to Abbestate and to pay the costs of the liquidation.

Dissenters' Rights (see page 34)

     Sections 25.10-25.30 of the Texas Real Estate Investment Trust Act, or the Trust Act, entitle any shareholder who objects to the sale of the Parker Road Property and our subsequent liquidation, and who follows the procedures set forth in the Texas Act to receive a cash payment equal to the fair value of their ownership interest in the Trust equaling the value of our common shares on the day before the special meeting, excluding any appreciation or depreciation in the value of the shares in anticipation of the proposed action. Unless all of the procedures set forth in the Texas Act are followed by a shareholder who wishes to exercise dissenters' rights, that shareholder will be bound by the terms of the sale of the Parker Road Property and our plan of liquidation. To be entitled to a cash payment upon exercise of dissenters' rights, a shareholder must first file with us, before the special meeting, a written notice, addressed to our president and secretary at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, objecting to the sale of the Parker Road Property and/or our liquidation. This objection must state that the shareholder will exercise the shareholder's right to dissent if the sale is completed and must contain the shareholder's address. The notice must also state the number and class of ownership interests owned by the shareholder and an estimate by the shareholder of the fair value of his, her or its common shares. A shareholder desiring to exercise his, her or its dissenters' rights from the sale of the Parker Road Property must vote against adoption and approval of the sale of the Parker Road Property, and a shareholder desiring to exercise his, her or its dissenters' rights from our liquidation must vote against adoption and approval of our liquidation. A vote against approval and adoption of the sale of the Parker Road Property and/or our liquidation, however, will not in itself constitute a notice of intent to exercise dissenters' rights.

     Any shareholder contemplating the possibility of dissenting from the sale of the Parker Road Property and our liquidation should carefully review the discussion regarding dissenters' rights in this proxy statement beginning on page 34 and the text of the statute attached to this proxy statement as Annex C, particularly with respect to the specific steps required to perfect their dissenters' rights. Shareholders should also consult his, her or its legal counsel. Your dissenters' rights will be lost if the procedural requirements of the Texas Act as more fully described in this proxy statement are not fully and precisely followed.

Regulatory Third Party Approvals (see pages 33 and 43)

     We are not aware of any material federal or state regulatory approvals that must be obtained in connection with the sale of the Parker Road Property or our liquidation.

Certain Relationships and Related Transactions (see page 51)

     Since December 5, 1995, HPI Management, LP, or HPI, a North Carolina limited partnership, has provided administrative and accounting services to us under the supervision of our officers, two of whom are also officers of HPI. HPI was not compensated by us for any services rendered to us until January 2001, when HPI began charging us $1,000 per year for administrative and accounting services. This amount has been accrued and is shown on the face of the balance sheet as A/P- related party.

     We have a note payable to Abbestate Holding, Inc. a Delaware corporation, whose directors consist of Michael S. Verruto and David S. Givner. Messrs. Verruto and Givner are our trustees. In addition, Abbestate's sole shareholder is a significant shareholder of one of our shareholders, Antapolis, N.V. The note payable to Abbestate bears interest at 12 percent per annum and is due and payable on December 31, 2020. As of October 31, 2007, the principal and accrued interest due and owing to Abbestate was $790,000.

                                  RISK FACTORS

     In considering whether to vote in favor of the sale of the Parker Road Property and our liquidation, and the dissolution of Watermark Texas, you should carefully consider all of the information included in this proxy statement, including the matters addressed in "Cautionary Note Regarding Forward-Looking Statements" beginning on page 22. In addition, you should carefully consider the following risk factors consideration by us, based on the information available to us, to be material to the approval of the sale of the Parker Road Property and the approval of our liquidation and the dissolution of Watermark Texas. These factors are important, and we have not been able to quantify their potential effects that will result from the sale of the Parker Road Property or our liquidation and the dissolution of Watermark Texas.

Risks Related to the Sale of the Parker Road Property

     If our shareholders do not approve and authorize the sale of the Parker Road Property, we may not have sufficient operating income to meet our costs and expenses and we may not receive any other offers from potential acquirers.

     If our shareholders do not approve the sale of the Parker Road Property, we will have to consider other reasonably available alternatives to pursue that are in the best interests of the Trust and our shareholders, including, without limitation, continuing to operate under the current business plan. However, we believe that if we continue to operate under the current business plan we may not be able to meet our corporate expenses and the carrying costs of the Parker Road Property, and would have to find alternatives to generate additional funds. Although we have had discussions with other parties regarding the sale of the Parker Road Property in the past, we are not aware of any other parties who are actively interested in purchasing the Parker Road Property at this time, on terms that are better than those offered by the Agreement of Sale. We will also incur additional costs involved in locating a new buyer and negotiating a new sale agreement for this asset.

   Our continued status as a REIT is uncertain, and if we fail to qualify as a REIT we may be subject to corporate income taxes.

     To maintain our status as a REIT we must, among other things, continue to derive income from qualified sources, principally rents from real property and gains from the sale or exchange of real estate assets. If we fail to qualify as a REIT, either inadvertently or because our board of trustees determines that the failure to qualify as a REIT is in the best interests of the Trust, we would be taxed as a corporation for federal income tax purposes and would be liable for federal income taxes at the corporate rate with respect to our income from operations for the taxable year in which our qualification as a REIT terminates and in any subsequent years. In addition, our shareholders may have to report as income any dividends we pay to our shareholders after our qualification as a REIT terminates.

   In the event the sale of the Parker Road Property is not completed, decreases in property values may reduce the amount that we receive upon a subsequent sale of this asset.

     If we do not complete the sale of the Parker Road Property, and consequently continue to maintain our investment in the Parker Road Property, the underlying value of the Parker Road Property may be reduced by a number of factors that are beyond our control, including, without limitation, the following:

     o    adverse changes in economic conditions;

     o    changes in interest rates and the availability of financing;

     o    competition; and

     o    changes in real estate tax rates and other operating expenses.

     Any reduction in the value of the Parker Road Property would make it more difficult for us to sell this asset for the amount that we have currently bargained for. Reductions in the amount that we receive when we do sell our asset could decrease or delay the payment of distributions to shareholders.

   You will not receive any profits from the proceeds of the sale of the Parker Road Property.

     If you approve the sale of the Parker Road Property, you will not receive any profits from the proceeds of the sale due to the fact that the amount of our current unpaid liabilities exceeds the amount of the net proceeds we expect to receive from the sale of the Parker Road Property and those proceeds must first be applied to satisfy our liabilities and other obligations.

   Our officers and trustees have conflicts of interest that may influence their support of the sale of the Parker Road Property.

     We have a note payable to Abbestate Holding, Inc. a Delaware corporation, whose directors consist of our trustees, Michael S. Verruto and David S. Givner. Abbestate's sole shareholder is also a significant shareholder of one of our shareholders, Antapolis, N.V. The note payable to Abbestate bears interest at 12 percent per annum and is due and payable on December 31, 2020. As of October 31, 2007, the principal and accrued interest due and owing to Abbestate was $790,000. The net proceeds from the Parker Road Property sale will be used to pay down a portion of the Abbestate indebtedness. Although neither of our trustees have any ownership interest in Abbestate, and will not receive any remuneration whatsoever from the repayment of the Abbestate note, their role as directors of Abbestate may influence their support of the sale of the Parker Road Property.

Risks Related to our Liquidation

   Our liquidation costs and unpaid liabilities are greater than the amount of the net proceeds we expect to receive from the sale of the Parker Road Property, and therefore, we do not expect to be able to make any distributions to our shareholders.

     Before making any distributions to our shareholders in our liquidation, we will need to pay or arrange for the payment of all of our transaction costs we incur in the sale of the Parker Road Property and our liquidation, and all other costs and all valid claims of our creditors. Our board of trustees may also decide to acquire one or more insurance policies covering unknown or contingent claims against us, for which we would pay a premium which has not yet been determined. Our board of trustees may also decide to establish a reserve fund to pay these contingent claims. The amounts of transaction costs that we will incur in the sale of the Parker Road Property and our liquidation, and the amount of our unpaid debts and liabilities, is expected to exceed the amount of the net proceeds we expect to receive from the sale of the Parker Road Property. Therefore, we do not expect to be able to make any distributions to our shareholders upon our final liquidation.

   Because approval of our liquidation is not a condition of approval or completion of the sale of the Parker Road Property, we may be required to continue in business in an unfavorable position.

     Approval of our liquidation is not a condition of the approval or completion of the sale of the Parker Road Property. Accordingly, if our shareholders approve the sale of the Parker Road Property but do not approve our liquidation, we may be left in an unfavorable business position. Factors that could adversely affect us that would result from a failure to approve our liquidation include:

     o the loss of our status as a REIT if our income is no longer derived from real estate investments, with the resulting tax liabilities discussed below; and

     o a possible requirement to register the Trust as an investment company under the Investment Company Act of 1940 if we invest the cash proceeds of the sale of the Parker Road Property in investment securities, and the attendant expense of such registration.

   Pursuing the plan of liquidation may cause us to fail to qualify as a REIT.

     We value our status as a REIT under the Internal Revenue Code because for so long as we qualify as a REIT and distribute all of our taxable income, we generally would not be subject to federal income tax. While our board of trustees does not presently intend to terminate our REIT status prior to our final liquidation and termination, our board of trustees may take actions which would result in a loss of REIT status. Upon our final liquidation and termination, our existence and our REIT status will terminate. However, there is a risk that if the plan of liquidation is approved, our actions in pursuit of the plan of liquidation may cause us to fail to meet one or more of the requirements that must be met in order to qualify as a REIT. While we expect to comply with the requirements necessary to qualify as a REIT in any taxable year, if we are unable to do so, we will, among other things (unless entitled to relief under certain statutory provisions):

     o not be allowed a deduction for dividends paid to shareholders in computing our taxable income;

     o be subject to federal income tax, including any applicable alternative minimum tax, on our taxable income at regular corporate rates;

     o    be subject to increased state and local taxes; and

     o be disqualified from treatment as a REIT for the taxable year in which we lose our qualification and for the four following taxable years.

   Our entity value may be adversely affected by adoption of the plan of liquidation.

     Once our shareholders approve the plan of liquidation, we will be committed to winding-up our operations. This may adversely affect the value that a potential acquirer might place on us. It may also preclude other possible courses of action not yet identified by our board of trustees.

   There can be no assurance that our adoption of the plan of liquidation will not result in your losing greater returns on your investment within a reasonable period of time than you would receive through other alternatives reasonably available to us at this time.

     If our shareholders approve the plan of liquidation, we will terminate and you will no longer hold common shares of beneficial interest in the Trust. It is possible that continuing with the status quo or pursuing one or more of the other alternatives could provide you with a greater return within a reasonable period of time. In that case, we will be foregoing those attractive opportunities if we implement the plan of liquidation. If the plan of liquidation is not approved by our shareholders, our board of trustees intends to evaluate our remaining strategic alternatives.

   Approval of the plan of liquidation may lead to shareholder litigation which could result in substantial costs and distract our management.

     Historically, extraordinary corporate actions by a company, such as our proposed plan of liquidation, sometimes lead to securities class action lawsuits being filed against that company. We may become involved in this type of litigation as a result of our proposal of the plan of liquidation, which risk may be increased if shareholders approve the plan of liquidation. As of the date of this proxy statement no such lawsuits relative to the plan of liquidation were pending. However, if such a lawsuit is filed against us, the litigation is likely to be expensive and, even if we ultimately prevail, the process will divert management's attention from implementing the plan of liquidation and otherwise operating our business. If we do not prevail in such a lawsuit, we may be liable for damages. We cannot predict the amount of any such damages.

   Our officers and trustees have conflicts of interest that may influence their support of the plan of liquidation and may cause them to manage our liquidation in a manner not solely in the best interests of our shareholders.

     We have a note payable to Abbestate, whose directors consist of our trustees, Michael S. Verruto and David S. Givner. Abbestate's sole shareholder is also a significant shareholder of one of our shareholders, Antapolis, N.V. The note payable to Abbestate bears interest at 12 percent per annum and is due and payable on December 31, 2020. As of October 31, 2007, the principal and accrued interest due and owing to Abbestate was $790,000.

     The net proceeds from the Parker Road Property sale will be used to pay down a portion of the debt owing to Abbestate. Although neither of our trustees have any ownership interest in Abbestate and will not receive any remuneration whatsoever from the repayment of the Abbestate note, their role as directors of Abbestate may influence their support of the liquidation.

Risks Related to our Business

   We have no operating assets or revenues and our continuation as a going concern is dependent upon our ability to raise additional capital from its shareholders or from third parties.

     We have no operating assets or revenues and our continuation as a going concern is dependent upon our ability to raise additional capital from our shareholders or from third parties. For at least the past 10 years, the Trust has borrowed money from Abbestate to fund its ongoing operating expenses, including payment of real estate property taxes, and audit and professional fees required for public filings. There can be no assurance that we can obtain any further financial support or raise any additional capital from other sources.

   We have not paid distributions to our shareholders in recent years, and, since our cash flow is not assured, we may not pay distributions in the future.

     Due to our net operating losses, no distributions have ever been made to our shareholders. Given our lack of business operations and our current financial situation, we do not anticipate that we will be able to pay any distributions in the future.

   We anticipate that our working capital reserves and cash flow from operations may not be adequate to cover all of our cash needs and we will have to obtain financing from other sources.

     We anticipate that our working capital reserves will not be adequate to cover all of our cash needs. In order to cover those needs, we may have to obtain financing from other sources. Sufficient financing may not be available or, if available, may not be available on economically feasible terms or on terms acceptable to us. Additional borrowings for working capital purposes will increase our interest expense, and therefore may harm our financial condition and results of operations. In order to meet the corporate expenses and carrying costs of the Parker Road property, we may have to raise additional funds.

   We have debt obligations which may further reduce our operating performance.

     We have outstanding debt and other liabilities in the aggregate amount of approximately $820,000. In addition, we may incur additional indebtedness in the future. As a result, we are subject to the risks normally associated with debt financing, including the risk that our cash flow will be insufficient to meet required payments of principal and interest, the risk that interest rates may increase on variable-rate debt and the risk that indebtedness on our properties cannot be refinanced at maturity or that the terms of such refinancing will not be as favorable as the terms of such indebtedness.

     If our internally generated cash continues to be inadequate to repay our indebtedness upon maturity, then we will be required to repay debt through additional financing. If we are unable to refinance our indebtedness on acceptable terms, or at all, we might be forced to dispose of our property, potentially upon disadvantageous terms, which might result in losses and might adversely affect our cash available for distribution.

   We expect to incur increasingly significant costs in connection with Sarbanes-Oxley compliance and we may become subject to liability for any failure to comply.

     The Sarbanes-Oxley Act and related laws, regulations and standards relating to corporate governance and disclosure requirements applicable to public companies have increased the costs of corporate governance, reporting and disclosure practices which are now required of us. We expect that our efforts to comply with the Sarbanes-Oxley Act and applicable laws and regulations will continue to involve significant, and potentially increasing, costs. In addition, these laws, rules and regulations create new legal bases for administrative enforcement, civil and criminal proceedings against us in case of non-compliance, thereby increasing its risks of liability and potential sanctions.

     While we are not aware of any material non-compliance with the Sarbanes-Oxley Act and related laws and regulations, we were formed prior to the enactment of these new corporate governance standards and as a result we did not have all necessary procedures and policies in place at the time of their enactment. Any failure to comply could result in fees, fines, penalties or administrative remedies.

   Due to the risks involved in the ownership of real estate, there is no guarantee of any return on your investment and you may lose some or all of your investment.

     By owning our common shares of beneficial interest, our shareholders will be subjected to the risks associated with owning real estate. Ownership of real estate is subject to significant risks. The performance of your investment in us is subject to risks related to the ownership and operation of real estate, including:

     o    changes in the general economic climate;

     o changes in local conditions such as an oversupply or reduction in demand for real estate;

     o    changes in interest rates and the availability of financing; and

     o changes in laws and governmental regulations, including those governing real estate usage, zoning and taxes.

If our assets decrease in value, the value of your investment will likewise decrease and you could lose some or all of your investment.

   Lack of diversification and illiquidity of real estate may make it difficult for us to sell underperforming properties or recover our investment in one or more properties.

     Our business is subject to risks associated with investment solely in real estate. Real estate investments are relatively illiquid. Our ability to vary our portfolio in response to changes in economic and other conditions is limited. We cannot provide assurance that it will be able to dispose of our property when we want or need to. Consequently, the sale price for any property that we may now, or in the future, own may not recoup or exceed the amount of our investment.

   Lack of geographic diversity may expose us to regional economic downturns that could adversely impact our operations or our ability to recover our investment in one or more properties.

     Our portfolio lacks geographic diversity, as we own a single property located near the City of Houston, Texas. This geographic concentration of our investment exposes us to economic downturns in that region. A recession in either that area of the state could adversely affect our ability to generate or increase operating revenues or dispose of property.

   Losses for which we either could not or did not obtain insurance will adversely affect our earnings and we may be unable to comply with insurance requirements contained in mortgage or other agreements due to high insurance costs.

     We endeavor to maintain comprehensive insurance on the Parker Road Property in amounts sufficient to permit the replacement of the properties in the event of a total loss, subject to applicable deductibles. However, we could still suffer a loss due to the cost to repair any damage to properties that are not insured or are underinsured. There are types of losses, generally of a catastrophic nature, such as losses due to terrorism, wars, earthquakes, floods or acts of God that are either uninsurable or not economically insurable. If such a catastrophic event were to occur, or cause the destruction of one or more of our properties, we could lose both our invested capital and anticipated profits from such property or properties. In such instances, we may be required to self-insure against certain losses or seek other forms of financial assurance. Additionally, inflation, changes in applicable laws, regulations and ordinances, environmental considerations, and other factors also might make it infeasible to use insurance proceeds to replace a property if it is damaged or destroyed. Under such circumstances, the insurance proceeds received by us might not be adequate to restore our economic position with respect to the affected property.

   There is currently no public market for our common shares. Therefore, it will likely be difficult for you to sell your shares and, if you are able to sell your shares, you may do so at a substantial discount from the price you paid.

     There currently is no public market for our common shares of beneficial interest. It may be difficult for you to sell your shares promptly or at all. If you are able to sell your common shares of beneficial interest, you may only be able to do so at a substantial discount from the price you paid.

   Our board of trustees may alter our investment policies at any time without shareholder approval.

     Our board of trustees may alter our investment policies at any time without shareholder approval. Changes to these policies may adversely affect our financial performance and our ability to maintain or pay distributions.

   We may be harmed by changes in tax laws applicable to REITs, or the reduced 15 percent tax rate on certain corporate dividends.

     Changes to the laws and regulations affecting us, including changes to securities laws and changes to the Internal Revenue Code applicable to the taxation of REITs may harm our business. New legislation may be enacted into law or new interpretations, rulings or regulations could be adopted, any of which could harm us and our shareholders, potentially with retroactive effect.

     Generally, distributions paid by REITs are not eligible for the 15 percent U.S. federal income tax rate on certain corporate dividends, with certain exceptions. The more favorable treatment of regular corporate dividends could cause domestic non-corporate investors to consider stocks of other corporations that pay dividends as more attractive relative to stocks of REITs. It is not possible to predict whether the reduced 15 percent tax rate on certain corporate dividends will affect the value of our common stock or what the effect will be.

   Our trustees, officers and their affiliates own approximately 22 percent of our common shares of beneficial interest and exercise significant control over our company and may delay, defer or prevent us from taking actions that would be beneficial to our other shareholders.

     David S. Givner, our President and Treasurer and his affiliates own approximately 11 percent of our outstanding common shares of the beneficial interest. Michael S. Verruto, our Vice President and Secretary, and his affiliates also own approximately 11 percent of our outstanding common shares of beneficial interest. Accordingly, Mr. Givner and Mr. Verruto are able to exercise significant control over the outcome of substantially all matters required to be submitted to our shareholders for approval, including decisions relating to the election of our board of trustees and the determination of our day-to-day corporate and management policies. Mr. Givner's and Mr. Verruto's ownership interest in the Trust may discourage third parties from seeking to acquire control of the Trust which may adversely affect the fair market value of our common shares of beneficial interest.

   Loss of Key Personnel Could Harm Our Business.

     Our ability to successfully manage our business depends to a significant degree upon the continued contributions of David S. Givner, our President and Treasurer. There is no guarantee that Mr. Givner will remain employed with us. The loss of the services of Mr. Givner could have a material adverse effect on our results of operations.

   Our declaration of trust contains certain provisions which may discourage acquisition of our common shares.

     Our declaration of trust contains certain provisions that may have anti-takeover effects and inhibit an acquisition of our common shares of beneficial interest. For instance, our declaration of trust contains limits and restrictions on transferability of our common shares of beneficial interest in order to protect our status as a REIT. In addition, in the event our trustees believe, in good faith, that direct or indirect ownership of our common shares have or may become concentrated to an extent that is contrary to the requirements of the Internal Revenue Code, then our trustees have the power to redeem those shares in order to maintain our REIT status. These provisions may have an effect of preventing, or delaying, an acquisition of our common shares of beneficial interest.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "might," "anticipate," "intend," "estimate," "project," "assume" or other similar expressions.

     Among many other examples, the following statements are examples of the forward-looking statements in this document:

     o all predictions of the amount of liquidating distributions to be received by shareholders;

     o    all statements regarding our ability to continue to qualify as a REIT;

     o all statements regarding how our board of trustees will interpret and comply with the terms of the plan of liquidation;

     o all statements regarding the proceeds to be received by the shareholders from the sale of the Parker Road Property;

     o all statements regarding future cash flows, future business prospects, future revenues, future working capital, the amount of cash reserves to be established in the future, future liquidity, future capital needs, future interest costs, future income or the effects of the liquidation;

     o future decisions by the Securities and Exchange Commission or other governmental or regulatory bodies;

     o    the vote of our shareholders; and

     o business disruptions resulting from announcement and/or closing of the sale of the Parker Road Property.

     You should not place undue reliance on our forward-looking statements because the matters they describe speak only as of the date of this proxy statement and are subject to known (and unknown) risks, uncertainties and other unpredictable factors, many of which are beyond our control. Many relevant risks are described under the caption "Risk Factors" on page 15 as well as throughout this proxy statement and the incorporated documents, and you should consider these important cautionary factors as you read this document.

     Our actual results, performance or achievements may differ materially from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. Among the factors that could cause such a difference are:

     o    uncertainties relating to the Parker Road Property;

     o    uncertainties relating to our operations;

     o uncertainties relating to the implementation of our liquidation strategy;

     o uncertainties relating to domestic and international economic and political conditions;

     o uncertainties regarding the impact of regulations, changes in government policy and industry competition; and

     o other risks detailed from time to time in our reports filed with the SEC.

     The cautionary statements contained or referred to in this proxy statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. Except for our ongoing obligations to disclose certain information as required by the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

                               THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

     This proxy statement is being delivered to our shareholders in connection with the solicitation by our board of trustees of proxies to be voted at a special meeting to be held on Thursday, December 6, 2007, at 2:00 p.m., local time, at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202. This proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about November 19, 2007.

Purpose of the Special Meeting; Proposals

     The special meeting is being held for the following purposes:

     1. To consider a proposal to adopt and approve the Agreement of Sale, or the "Agreement of Sale," dated as of October 16, 2007 by and between Watermark Texas 1, Inc., a Maryland corporation and our wholly-owned subsidiary, or "Watermark Texas," and Bayside Fish Market, Inc., a Texas corporation, or "Bayside," as assigned by Bayside to its affiliate, LAV Properties, LLC, a Texas limited liability company, or "LAV," pursuant to which Watermark Texas intends to transfer and sell to LAV approximately 4.3836 acres of unimproved real property located on Parker Road near the City of Houston, Harris County, Texas known as the "Parker Road Property," which constitutes our sole remaining significant asset;

     2. To consider a proposal to approve our liquidation, and the dissolution of Watermark Texas, pursuant to a plan of liquidation, subject to approval and consummation of the Agreement of Sale, following the closing of the sale of the Parker Road Property;

     3. To elect David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve a term until such time as we complete our liquidation and terminate the Trust, and to ratify all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting;

     4. To ratify the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year; and

     5. To consider such other matters as may properly come before the special meeting.

     We know of no other business to be brought before the special meeting other than the proposals stated above. If any other business should properly come before the special meeting, the persons named in the proxy, David S. Givner and Michael S. Verruto, will vote on those matters in their discretion.

Record Date and Quorum Requirement

     Our board of trustees has fixed the close of business on November 9, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting. Each holder of record of our common shares of beneficial interest at the close of business on the record date is entitled to one vote for each share then held on each matter submitted to a vote of our shareholders. As of the record date, there were approximately 297 holders of record of our common shares of beneficial interest and approximately seven beneficial owners.

     Prior to the special meeting, we will select one or more inspectors of election for the meeting. Such inspectors will determine the number of common shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and will receive, count and tabulate ballots and votes and determine the results thereof.

     The holders of a majority of the outstanding common shares entitled to vote at the special meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the special meeting. Abstentions and shares referred to as "broker or nominee non-votes" that are represented at the special meeting (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Approval of an adjournment of the special meeting will require the affirmative vote of a majority of all votes cast by the holders of our common shares of beneficial interest entitled to vote at the special meeting, or if less than a majority of the outstanding common shares of beneficial interest are represented at the special meeting, holders of a majority of the shares so represented may adjourn the meeting to another date, time or place. Notice need not be given of the new date or time, unless the meeting is adjourned for more than 30 days in which case the notice of the adjourned meeting will be given in the same manner as of the original meeting.

Voting

     After carefully reading and consideration the information contained in this proxy statement, please complete and sign your proxy and return it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting. You may also fax your signed proxy card to us at 704-343-0532. If you sign and send in your proxy and do not indicate how you want to vote, we will count your proxy as a vote in favor of the proposals, including the sale of the Parker Road Property and our liquidation. Brokers and, in many cases, nominees will not have discretionary power to vote on the proposals to be presented at the special meeting. Failure to vote, votes to abstain and broker or nominee non-votes will have the same legal effect as votes cast against approval of the sale of the Parker Road Property, our liquidation and the other proposals. Accordingly, beneficial owners of common shares should instruct their brokers or nominees how to vote.

     As of the record date, the trustees, officers and their affiliates beneficially owned a total of 119,310 common shares of beneficial interest of the Trust, representing approximately 22 percent of our outstanding common shares of beneficial interest entitled to vote at the special meeting. The trustees, officers and their affiliates intend to vote all of these 119,310 common shares "FOR" all of the proposals.

Revocation of Proxies

     The giving of proxies does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxies at any time prior to the exercise of their proxy, either in person at the special meeting or by filing with our secretary at 100
N. Tryon Street, Suite 5500, Charlotte, NC 28202 a written revocation or duly executed proxy bearing a later date; however no such revocation will be effective until written notice of the revocation is received by the Trust at or prior to the special meeting. Subject to a revocation of a proxy, all common shares represented by each properly executed proxy received by our secretary will be voted in accordance with the instructions indicated on the proxy, and if no instructions are indicated, will be voted to approve the proposals, including the sale of the Parker Road Property and our liquidation and the dissolution of Watermark Texas, and in such a manner as the person named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the special meeting.

Cost of this Proxy Solicitation

     All expenses incurred in connection with the solicitation of the enclosed proxy of our shareholders will be paid by the Trust. Our officers, trustees and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone or personal call. We may also request banks, broker and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in doing so. No other person or parties will receive any compensation for solicitation of proxies.

                PROPOSAL I - THE SALE OF THE PARKER ROAD PROPERTY

General

     As more fully discussed below, we have agreed to sell, and cause our wholly-owned subsidiary, Watermark Texas, to sell, our only significant asset constituting 4.3836 acres of unimproved real property located on Parker Road near the City of Houston, Harris County, Texas known as the "Parker Road Property" to LAV for a purchase price of $339,500 (subject to certain prorations and credits) in immediately available funds pursuant to the Agreement of Sale dated as of October 16, 2007. At the special meeting, our shareholders will be asked to approve the sale of the Parker Road Property pursuant to the Agreement of Sale. A copy of the Agreement of Sale is attached to this proxy statement as Annex A. Completion of the sale of the Parker Road Property is dependent upon the approval by our shareholders.

   The Companies

     Watermark Investors Realty Trust
     --------------------------------

     The Trust was originally organized as Ryan Mortgage Investors pursuant to the Texas Real Estate Investment Trust Act, under which we are still subject, upon the adoption of a Declaration of Trust dated October 13, 1971. On March 6, 1984, our name was changed to Arlington Realty Investors pursuant to an amendment to the Declaration of Trust. On December 5, 1995, our name was changed to Watermark Investors Realty Trust pursuant to another amendment to the Declaration of Trust. We have elected to be treated as a real estate investment trust, or a REIT, pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. We have, in the opinion of our management, qualified for federal taxation as a REIT for each fiscal year since December 31, 1971. As a real estate investment trust, we are generally not subject to income taxes. Although we currently do not have active business operations, our primary business and only industry has been investing in equity interests in real estate and related real estate activities. Currently, our only significant asset constitutes the Parker Road Property which is approximately 4.3836 acres of unimproved real property located on Parker Road near the City of Houston, Harris County, Texas. Upon completion of the sale of the Parker Road Property, we will no longer have any significant assets and, subject to shareholder approval, we will liquidate and distribute our assets and satisfy our liabilities in accordance with the plan of liquidation.

     Our common shares of beneficial interest are traded on a sporadic basis and we believe there has been no established independent trading market for our common shares since they were delisted from NASDAQ in 1988. A limited number of our common shares are believed to have been traded in privately negotiated transactions.

     Our principal executive offices are located at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202 and the telephone number of our principal executive offices is (704) 343-9334.

     Watermark Texas 1, Inc.
     -----------------------

     Watermark Texas, was incorporated in Maryland on March 6, 1995 as a wholly owned subsidiary of the Trust. Upon formation, we contributed the Parker Road Property to Watermark Texas. The sole purpose of Watermark Texas is to own the Parker Road Property. No public trading market exists for the capital stock of Watermark Texas. The officers and directors of Watermark Texas are the same persons who are officers and trustees of the Trust. Upon the sale of the Parker Road Property, Watermark Texas will have no assets and, subject to shareholder approval, we will wind up the business and affairs of Watermark Texas and it will be dissolved.

     Watermark Texas's principal executive offices are located at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202 and the telephone number of its principal executive offices is (704) 343-9334.

     Bayside Fish Market, Inc.
     -------------------------

     Bayside Fish Market is a Texas corporation based in Houston, Texas, whose businesses include seafood sales as well as the development of small retail shopping centers and convenience stores. It is our understanding that it has been in business for more than six years.

     Bayside's principal executive offices are located at 415-B East Hamilton Street, Houston, Texas 77076 and the telephone number of its principal executive offices is (281) 224-6068.

     LAV Properties, LLC
     -------------------

     LAV is a Texas limited liability company based in Spring, Texas that was formed on November 7, 2007 for the purpose of holding and developing the Parker Road Property. It is an affiliate of Bayside.

     LAV's principal executive offices are located at 9707 Chipstead Circle, Spring, Texas 77379

Vote Required

     Pursuant to our Declaration of Trust and the applicable provisions of the Texas Real Estate Investment Trust Act relating to real estate investment trusts, the affirmative vote of the holders of at least two-thirds of our outstanding common share of beneficial interest is required to approve the Agreement of Sale and the sale of the Parker Road Property.

Background to the Sale of the Parker Road Property

     As of December 31, 2006, our only significant asset was our ownership interest in Watermark Texas, which owns the Parker Road Property. On August 29, 2003, our board of trustees voted to sell the Parker Road Property, and a sale agreement was executed on October 16, 2003 between Watermark Texas and The Peterson Group, Inc., to sell the Parker Road Property to the Peterson Group, Inc. for $510,000. The sale was originally expected to close in the first quarter of 2004, however, in January 2004, The Peterson Group elected to decide to terminate the contract. As of December 31, 2004, we had no other offers to purchase the Parker Road Property, but our board of trustees decided that it would continue to consider any other offers for the purchase of the Parker Road Property that were brought to its attention.

     On January 5, 2007, Watermark Texas entered into an Agreement of Sale with Bayside, or the "January Agreement." The January Agreement provided that upon the terms and subject to the conditions set forth therein, Bayside would purchase approximately 3.090 acres of the Parker Road Property, which constituted Watermark's sole remaining significant asset. The January Agreement provided that if the sale was not consummated on or before May 5, 2007, the January Agreement would expire by its terms. The sale was not consummated by May 5, 2007; thus, the January Agreement expired.

     During January and February 2007, the Trust entered into discussions with the City of Houston, or the "City," regarding the City's claims for delinquent ad valorem taxes owing with respect to the Parker Road Property. This claim by the City arose from certain taxes on the Parker Road Property that were never paid by a previous owner of the Parker Road Property and due to a discrepancy in the acreage of the Parker Road Property actually owned by Watermark Texas. Watermark Texas has historically paid taxes with respect to its ownership of
3.090 acres of real property, rather than the 4.3836 acres of real property owned of record by Watermark Texas. Upon payment and settlement of the delinquent ad valorem taxes, the acreage of the Parker Road Property was increased from 3.090 acres to 4.3836 acres.

     Subsequent to the expiration of the January Agreement, Watermark Texas continued discussions with Bayside regarding the sale of the Parker Road Property including the additional acreage added after the February 2007 settlement of the tax dispute with the City. In June 2007, we listed the Parker Road Property with a well-known commercial real estate broker familiar with the geographic area. Our broker proceeded to advertise the Parker Road Property for approximately three months. On October 12, 2007, Bayside submitted an offer to purchase the Parker Road Property to Watermark Texas and our board of trustees, and, after carefully considering other potential inquires with respect to the purchase of the Parker Road Property, the board of directors of Watermark Texas and our board of trustees determined that Bayside had submitted the highest bid for the purchase of the Parker Road Property and was the party most likely to be able to close the transaction.

     On October 12, 2007, the board of directors of Watermark Texas voted to approve the Agreement of Sale dated as of October 16, 2007 pursuant to which Watermark Texas would sell the Parker Road Property to Bayside in consideration for $339,500, subject to shareholder approval and certain other closing conditions. On October 12, 2007, the Trust, as the sole shareholder of Watermark Texas, approved the Agreement of Sale and the sale of the Parker Road Property and recommended the same be submitted to our shareholders for approval. Bayside subsequently assigned the Agreement of Sale, with our consent and the consent of Watermark Texas, to a newly-formed affiliate of Bayside, LAV.

Our Reasons for the Sale of the Parker Road Property

     Our board of trustees has concluded that a sale of the Parker Road Property at this time, and our subsequent liquidation which is discussed below under the heading "Proposal II" beginning on page 38, is in the best interests of the Trust and its shareholders. Set forth below is a discussion of material positive and negative factors our board of Trustees has considered in making its determination to approve the Agreement of Sale and the sale of the Parker Road Property.

   Positive Factors Considered by our Board of Trustees

     In making its determinations, our board of trustees considered the following positive factors in its deliberations concerning the Agreement of Sale and the sale of the Parker Road Property:

     o Current Market Conditions. Our board of trustees believes that the current market conditions have made the sale of the Parker Road Property desirable at this time.

     o Favorable Purchase Price and Ability to Close the Transaction. Our board of trustees believes that we are receiving a favorable price for the sale of the Parker Road Property and that this price is most likely as high a price as we could expect to receive for this particular piece of real property at this time. In addition, our board of trustees believes that LAV's offer to purchase the Parker Road Property is genuine and that, barring any unforeseen issues, LAV will most likely be able to complete this transaction.

     o Lack of Viable Alternatives. Our board of trustees has examined other alternatives to our current financial situation and believes the sale of the Parker Road Property is in the best interest of the Trust and our shareholders. We have found very few reasonably available alternatives to our current financial situation and there have been no other offers to purchase the Parker Road Property. If we do not sell the Parker Road Property, and continue to operate under the current business plan, we will continue to incur additional debt without any operating income to satisfy or service such debt.

     o Satisfaction of Outstanding Liabilities. Upon the sale of the Parker Road Property, we will be able to pay off certain of our known unpaid liabilities.

     o Our Lack of Operating Income and the Ability to Make Distributions. We currently have no business operations and consequently no operating income. This lack of operating income has caused us to fail to make distributions to our shareholders, which may adversely impact our ability to maintain our REIT status. The sale of the Parker Road Property will allow us to pay our liabilities and wind up our business before our REIT status is adversely affected.

     o Cost of Corporate Compliance. There is an increasingly significant cost of corporate compliance with all federal, state and local regulatory requirements applicable to us in respect to our business activities, which we may be unable to meeting given our lack of operating income. The sale of the Parker Road Property and subsequent liquidation would allow us to terminate and discontinue our reporting obligations pursuant to these federal and state rules and regulations.

     o The Illiquidity of Our Common Shares. Our board of trustees believes that the current illiquidity of our common shares is expected to continue in the future, giving our shareholders less alternatives to consider in terms of their investment.

   Negative Factors Considered by our Board of Trustees

     In making its determinations, our board of trustees also considered the following possible negative factors in its deliberations concerning the Agreement of Sale and the sale of the Parker Road Property:

     o Costs of the Sale. There is significant cost involved in connection with completing the sale of the Parker Road Property, including the cost of the preparation of this proxy statement and for the special meeting.

     o The Sale May Not Be Completed. There is a risk that the sale of the Parker Road Property might not be completed upon the failure to satisfy covenants or closing conditions. If the sale is not completed, we will continue to own our investment in the Parker Road Property, but the underlying value of the Parker Road Property may be reduced by a number of factors that are beyond our control, making it more difficult for us to sell this asset for the amount that we have currently bargained for.

     The above discussion is not intended to be exhausting of all factors considered by our board of trustees but does set forth material positive and negative factors consideration by our board of trustees. On October 12, 2007, our trustees unanimously adopted and approved the Agreement of Sale and the sale of the Parker Road Property in light of the various factors described above and other factors that each member of the board of trustees felt was appropriate. In view of the wide variety of factors considered by our board in connection with its evaluation of the sale of the Parker Road Property and the complexity of these matters, our board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, our board made its determinations based on the totality of information presented to and the investigation conducted by it. In consideration the factors discussed above, individual trustees may have given different weights to different factors.

Recommendation by the Board of Trustees

     Our board of trustees has unanimously determined that the terms of the Agreement of Sale for the sale of the Parker Road Property are fair to you and in your best interests and unanimously recommend that you vote "FOR" approval of the Agreement of Sale and the sale of the Parker Road Property.

Reports, Opinions and Appraisals

     Neither the Trust nor Watermark Texas received from an outside party any report, opinion or appraisal related to the Agreement of Sale or the proposed liquidation and dissolution of the Trust or the Company. The purchase price for the Parker Road Property was based on the arms-length offering price submitted by Bayside.

Terms of the Agreement of Sale

     The following is a summary of the Agreement of Sale relating to the sale of property described in this proxy statement. The description of the Agreement of Sale is qualified in its entirety by reference to the complete text of the Agreement of Sale which is attached as Annex A to this proxy statement. We urge you to read the full text of the Agreement of Sale.

   The Sale

     The Agreement of Sale provides that our wholly-owned subsidiary, Watermark Texas, will sell the Parker Road Property to Bayside for a purchase price of $339,500. Bayside, as the buyer under the Agreement of Sale, with our prior consent and the prior consent of Watermark Texas, assigned all of its rights and obligations under the Agreement of Sale to its affiliate, LAV. They also asked, and we agreed, that the closing of the transaction occur on or about

December 17, 2007. Upon the completing of the sale, all right, title and interest in and to the Parker Road Property will pass to LAV, and neither we, nor Watermark Texas, will have any further rights in or to the Parker Road Property, or any of public rights-of-way adjoining the Parker Road Property.

   Closing of the Sale

     We anticipate that the closing of the sale of the Parker Road Property will take place at the offices of the title company, Partners Title Company, Houston, Texas, or "Partners Title," located at 712 Main Street, Suite 2000E, Houston, Texas 77002, on or about December 17, 2007. Partners Title will serve as the title agent for this transaction and at closing will handle such matters as the disbursement of funds and the recording of the deed to the Parker Road Property. At closing, Watermark Texas will deliver possession to the Parker Road Property to LAV. The parties have agreed that time is of the essence for the consummation of this transaction.

   Purchase Price

     Purchase Price. Upon the closing of the sale, LAV will pay Watermark Texas a total of $339,500 payable as follows:

     o Upon execution of the Agreement of Sale Bayside paid a deposit of $5,000 to be held in a non-interest bearing escrow account with Partners Title, or the "Deposit." This amount is credited towards the full amount of the purchase price to be delivered at closing.

     o At closing, the balance of the purchase price, or $334,500, will be sent to Partners Title, via wire transfer at or before 10:00 a.m., central time, on the date of closing.

   Survey

     Watermark Texas has obtained a current survey of the Parker Road Property, including a metes and bounds description, prepared by a registered/licensed surveyor who is acceptable to Partners Title, certified to Watermark Texas, Bayside and Partners Title. In the Agreement of Sale, Watermark Texas agreed to pay up to $3,400.00 of the cost of such survey and Bayside agreed to pay the balance. LAV has agreed that any extraordinary survey work that is caused by its intended use, financing or development of the Parker Road Property will be at LAV's sole cost and expense.

   Title Insurance

     The buyer under the Agreement of Sale must obtain a standard form ALTA Owner's Title Commitment, or Title Commitment, covering the Parker Road Property, together with copies of all instruments, if any, referred to in the Commitment as exception to title from Partners Title on or before October 21, 2007. Upon receipt of the Title Commitment, if the buyer finds any exceptions that appear in the Title Commitment, other than standard pre-printed exceptions, objectionable, then Bayside must notify Watermark Texas and Partners Title in writing within three days after receipt of the Title of this fact. After the expiration of this three day period, the buyer will be deemed to have accepted all the exceptions to title as shown on the Title Commitment, except for those exceptions that Bayside notified Watermark Texas and Partners Title within the specified time period.

     Within ten days of receipt of the buyer's notice of objections to the exceptions to title, Watermark Texas will have the option, in its sole discretion, to either (i) terminate the Agreement of Sale and return Bayside's $5,000 deposit, or (ii) take action to clear the title of the objections specified by the buyer and proceed with the sale. If Watermark Texas elects to terminate the Agreement of Sale, Watermark Texas must notify the buyer, whereupon the buyer will either:

     o nullify Watermark Texas's termination with five days of its receipt of such notice by written notice to Watermark Texas and take title "AS IS"; or

     o accept Watermark Texas's termination of the Agreement of Sale within five days of its receipt of such notice by written notice to Watermark Texas.

     Partners Title will issue a title insurance policy for the Parker Road Property at closing. Watermark Texas has agreed to pay the premium of the title insurance policy, however, any additional or extended coverage or endorsements or deletions of standard pre-printed exceptions will be the sole responsibility of LAV. In the event the Agreement of Sale is terminated due to LAV's default or election pursuant to the agreement, then LAV will be responsible for any cancellation fees charged by Partners Title.

   Deed

     Prior to closing, Watermark Texas must deliver to Partners Title a warranty deed conveying insurable title to the Parker Road Property. Pursuant to the warranty deed, Watermark Texas will be warranting title to the Parker Road Property and agreeing to defend the same against the lawful claims of all persons claiming by, through and under LAV, subject to all matters of record. Upon receipt of the entire purchase price, the Partners Title will record the deed and other recordable documents as may be delivered in connection with the closing of the sale of the Parker Road Property.

   Condition of Property

     Pursuant to the terms of the Agreement of Sale, as assigned by Bayside to LAV, LAV is purchasing the Parker Road Property "As Is" and "Where is" as of the time of the closing, and with all faults and defects, latent or otherwise. Watermark Texas is making no representations or warranties, either expressed or implied, by operation of law or otherwise, with respect to the quality, physical conditions, value, habitability, suitability, merchantability or fitness for a particular purpose of the Parker Road Property. Watermark Texas is also not making any representations or warranties with respect to the presence or absence of conditions on the Parker Road Property that could rise to a claim for personal injury, property or natural resource damages. Watermark Texas is not making any representations or warranties as to the presence of hazardous or toxic substances, materials or waste, or substances, contaminates or pollutants on, under or about the Parker Road Property and is not making any representations or warranties as to the income or expenses from or of the Parker Road Property.

   Taxes and Assessments

     For the current tax year during which the closing the sale of the Parker Road Property occurs, the real property taxes shall be prorated as of the date of closing. LAV will be responsible for all real property taxes due on and after the date of closing. If the closing of the sale occurs before the tax rate is fixed on the then-current tax year, the proration of real property taxes will be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. If the real property taxes are not separately assessed and are a part of the larger tract of the property, the proration of taxes shall be a credit is at closing. All prorations will be adjusted between the parties based on actual taxes for the year in which the closing occurs at the time that such actual taxes are determined. Watermark Texas will pay all assessments and charges for improvements which have been assessed and billed prior to the date of closing. LAV will pay all other assessments and charges.

   Transfer Taxes, Revenue Stamps and Fees

     LAV will pay the cost and expense of all state, county and local documentary or revenue stamps, transfer, sales and other "transfer taxes," including any sales taxes on brokerage commissions, and all closing fees, if applicable, relating to the sale of the Parker Road Property. These costs shall be paid on the date of closing. Any user, standby, impact, connection, or other tax, obligation or fee related to the Parker Road Property or its development shall be at the sole cost and responsibility of LAV.

   Default

     If LAV fails or refuses to comply fully with the terms of the agreement for sale for any reason, Watermark Texas may, at its option, either

     o rescind the Agreement of Sale and retain the $5,000 deposit paid by Bayside as liquidated damages; or

     o pursue any other legal or equitable remedy, including, without limitation, a suit for specific performance.

     If Watermark Texas fails or refuses to comply fully with the terms of the agreement for sale for any reason, LAV may, at its option, either

     o rescind the Agreement of Sale and the $5,000 deposit will be refunded to Bayside; or

     o pursue any other legal or equitable remedy, including, without limitation, a suit for specific performance.

   Right of Entry

     LAV, or its authorized agents, has the right to enter upon the Parker Road Property at any time prior to the closing of the sale, for any lawful purpose, including, without limitation, conducting the survey as contemplated by the Agreement of Sale and any other site analyses, test borings, and engineering studies. LAV will be solely responsible for all costs and expenses associated with any inspection of the Parker Road Property.

     LAV has agreed to indemnify Watermark Texas from any damage or liability to persons or property that might arise from its inspection of the Parker Road Property, and agrees to either repair at its sole cost and expense, or pay Watermark Texas to repair, any damages caused to the Parker Road Property by such entry.

   Assignment

     LAV may not assign the Agreement of Sale or any right granted therein without the prior written consent of Watermark Texas. However, LAV may assign the Agreement of Sale to any entity in which LAV holds a majority or controlling interest. In the event LAV assigns the Agreement of Sale, LAV must provide Watermark Texas with an exact copy of the document(s) concerning this assignment no later than fifteen days prior to the closing. No assignment will relieve or release LAV of any obligations under the Agreement of Sale. Watermark Texas has the express right to assign or transfer its interest to us, an affiliate, a subsidiary or related company.

   Brokerage Commission

     At closing, Watermark Texas will pay a brokerage commission equal to six percent of the purchase price, or $20,370, to Means Knaus Partners, LP. LAV has agreed to indemnify Watermark Texas from and against all claims for any commissions, fees or other form of compensation by any third party claiming that they are owed any compensation in connection with the sale of the Parker Road Property.

   Condemnation

     If, prior to the closing, any part of the Parker Road Property is condemned by governmental or other lawful authority, LAV has the option of either:

     o completing the purchase of the Parker Road Property, in which event all condemnation proceeds or claims will be assigned LAV; or

     o canceling the Agreement of Sale, in which event the $5,000 deposit will be returned to LAV and the Agreement of Sale will be terminated with neither party having any rights against the other, and Bayside shall be entitled to any and all condemnation proceeds.

   Attorney's Fees

     The parties have agreed that if either LAV or Watermark Texas brings an action against the other to enforce the terms of the Agreement of Sale, each party shall pay their own attorney's fees and costs incurred in the cause of action.

   Governing Law

     The Agreement of Sale is governed by the laws of the state of Texas.

   Confidentiality

     LAV has agreed that it, and all of its employees and agents, will keep the terms of the Agreement of Sale confidential and will not disclose any of the economics or other terms of the Agreement of Sale.

   Compliance

     LAV has represented and warranted to Watermark Texas that it will fully comply fully with any federal, state or local laws, regulations, ordinances, permits or other authorizations in exercising its rights under the Agreement of Sale.

Use of Proceeds

     We estimate that the expenses of the sale of the Parker Road Property will be approximately $20,500, consisting of the fees due to the broker in connection with the sale of the property. We also estimate that the cash portion of the purchase price will be reduced by prorations and credits required pursuant to the Agreement of Sale equal to approximately $9,000, resulting in net cash proceeds of the Agreement of Sale of approximately $310,000. We estimate the net cash proceeds of the sale of the Parker Road Property will be used as follows:

        Contract purchase price                                $339,500
        Expenses - broker's sales commission                   ($20,500)
        Estimated proration                                     ($9,000)
        Net Cash Proceeds                                      $310,000

        Dividend payable by Watermark Texas to the Trust       $310,000
        Abbestate Holding, Inc. note payable                  ($790,000)
        Other current operating expenses                       ($30,000)

                                        Total Cash remaining:        $0

     Currently, our debts and unpaid liabilities exceed the amount of the net proceeds we expect to receive from the sale of the Parker Road Property. Therefore, we do not expect to be able to make any distributions to our shareholders upon our subsequent liquidation as discussed below.

     See "Proposal II - The Plan of Liquidation" on page 38 for more information regarding our plan of liquidation upon the sale of the Parker Road Property.

Interests in the Sale of the Parker Road Property that Differ from Your Interests; Conflicts of Interest

     We currently have a note payable to Abbestate Holding, whose directors are also our trustees. Abbestate's sole shareholder is also a significant shareholder of one of our significant shareholders, Antapolis, N.V. The note owing to Abbestate bears interest at 12 percent per annum and is due in full on December 31, 2020. As of October 31, 2007, the aggregate amount of principal and interest owing to Abbestate was approximately $790,000. We anticipate that all of the net proceeds received from the sale of the Parker Road Property (other than the costs of liquidation) will be used to repay as much of the Abbestate note as possible. We anticipate that there will be no distribution to our shareholders as a result of the sale of the Parker Road Property or the subsequent liquidation of the Trust. Although Abbestate will receive some repayment of the amounts owing by the Trust, neither of our trustees will receive any direct compensation or other remuneration of any kind from Abbestate as a result of the repayment of the Abbestate note.

Regulatory Third Party Approvals

     We are not aware of any material license, regulatory permit or other material third-party approval which is required in connection with the sale of the Parker Road Property or of any approval or other action by any state, federal, or foreign government or governmental agency that would be required prior to completion of the sale of the Parker Road Property.

Dissenters' Rights

     Sections 25.10 - 25.30 of the Texas Real Estate Investment Trust Act, or the Trust Act, entitles any shareholder of the Trust who objects to the sale of the Parker Road Property and/or our liquidation, and who follows the procedures set forth in the Texas Act, to receive the "fair value" of that shareholder's ownership interest in the Trust. The following summary of procedures relating to the exercise of dissenters' rights is not a complete statement of those rights and is qualified in its entirety by reference to Sections 25.10-25.30 of the Texas Act, which are attached to this proxy statement as Annex C.

     THE FOLLOWING DISCUSSION IS NOT A COMPLETE DESCRIPTION OF THE LAW RELATING TO DISSENTERS' RIGHTS AVAILABLE UNDER TEXAS LAW. THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF THE RELEVANT PROVISIONS OF THE TEXAS ACT WHICH ARE REPRINTED IN THEIR ENTIRETY AS ANNEX C TO THIS PROXY STATEMENT. IF YOU DESIRE TO EXERCISE YOUR DISSENTERS' RIGHTS, YOU SHOULD REVIEW CAREFULLY THE APPLICABLE PROVISIONS OF THE TEXAS ACT AND ARE URGED TO CONSULT A LEGAL AND TAX ADVISOR BEFORE ELECTING OR ATTEMPTING TO EXERCISE THESE RIGHTS. TO PERFECT DISSENTERS' RIGHTS, SHAREHOLDERS MUST COMPLY STRICTLY WITH THE PROCEDURES SET FORTH IN SECTIONS 25.10-25.30 OF THE TEXAS ACT. FAILURE TO FOLLOW THESE PROCEDURES WILL RESULT IN A TERMINATION OR WAIVER OF YOUR DISSENTERS RIGHTS.

     Our shareholders who follow the procedure set forth in the applicable provisions of the Texas Act are entitled to receive a cash payment equal to the fair value of their common shares of beneficial interest in the Trust equaling the value of the common shares on the day before the special meeting, excluding any appreciation or depreciation in anticipation of the proposed actions to take place at the special meeting.

     Unless all of the procedures set forth in the provisions of the Texas Act are followed by shareholders who wish to exercise his, her or its dissenters' rights, shareholders will be bound by the terms of the sale of the Parker Road Property and the terms of our liquidation. To be entitled to a cash payment upon exercise of dissenters' rights, a shareholder must first send us, before the special meeting, a written notice, addressed to our President at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, objecting to the sale of the Parker Road Property and/or our liquidation, as the case may be. This objection must state that the shareholder will exercise his, her or its right to dissent if the sale of the Parker Road Property and/or our liquidation is completed and contain the shareholder's address to which we will send a notice of the actions taken at the special meeting.

     In the event the sale of the Parker Road Property and/or our liquidation is approved by our shareholders, within at least 10 days after the actions taken special meeting are effected, we will deliver or mail to the shareholders who did not vote in favor of the proposals, written notice that such actions have been effected. Within 10 days from our delivery or mailing of this notice, dissenting shareholders may then submit a written demand to us for the payment of the fair value of the dissenting shareholder's common shares. The demand submitted by dissenting shareholders must state the number of common shares of beneficial interest owned by the shareholder and the dissenting shareholder's estimate of the fair value of his, her or its common shares. A shareholder who fails to make this demand within the 10-day period will be bound by the actions taken at the special meeting.

     Within at least 20 days after the date the dissenting shareholder makes a demand for the payment of the fair value of his, her or its common shares, the dissenting shareholder must submit to us any certificates representing his, her or its common shares to which the demand relates for purposes of making a notation on the certificates that the demand for the payment of the fair value of the common shares has been made pursuant to the Texas Act. A dissenting shareholder's failure to submit his, her or its certificates to us within this time period has the effect of terminating, at our option, the dissenting shareholders rights to dissent from the sale of the Parker Road Property and our liquidation and to receive a payment of the fair value of his, her or its common shares of beneficial interest in the Trust, unless a court for good and sufficient cause is shown and directs otherwise.

     A shareholder who fails to make a demand for the payment of the fair value of his, her or its common shares prior to the special meeting is bound by the actions taken at the special meeting and is not thereafter entitled to exercise the rights of dissent and appraisal with respect to the sale of the Parker Road Property and/or our liquidation. In addition to submitting notice to us prior to the special meeting expressing his, her or its intent to dissent from the sale of the Parker Road Property and/or our liquidation, a shareholder desiring to exercise his, her or its dissenters' rights from the sale of the Parker Road Property must not vote in favor of the adoption and approval of the sale of the Parker Road Property pursuant to the Agreement of Sale. A shareholder desiring to exercise his, her or its dissenters' rights from our liquidation must not vote in favor of the adoption and approval of our liquidation pursuant to the plan of liquidation. A vote against approval and adoption of the sale of the Parker Road Property and/or our liquidation, however, will not in of itself constitute a notice of intent by a shareholder to exercise his, her or its dissenters' rights.

     Within 20 days after our receipt of a dissenting shareholder's demand for payment made in accordance with the procedures set forth in the Texas Act, we will deliver or mail to the dissenting shareholder a written notice that we either:

     o accept the amount of the fair value of our common shares claimed by the shareholder in his, her or its demand and that we agree to pay that amount within 90 days after the date the actions taken at the special meeting are effected, subject to the delivery by the shareholder to us of his, her or its common shares of beneficial interest, properly endorsed for transfer; or

     o reject the demand made by the dissenting shareholder and provide our estimate of the fair value of the common shares and our offer to pay this amount to the dissenting shareholder within 90 days after the date the actions taken at the special meeting are effected, upon receipt of a notice within 60 days after that date from the dissenting shareholder that the shareholder agrees to accept our estimate and deliver his, her or its common shares of beneficial interest to us, properly endorsed for transfer.

     If, within 60 days after the date on which the actions taken at our special meeting are effected, we are able to reach an agreement with the dissenting shareholder as to the fair value of our common shares, payment for our common shares will be made within 90 days after the date on which the actions take at our special meeting are effected, subject to the delivery by the dissenting shareholder to us of his, her or its common shares of beneficial interest, properly endorsed for transfer. Upon payment of the agreed fair value of our common shares, the dissenting shareholder will cease to have any interest in his, her or its common shares or in the Trust.

     If we are unable to reach an agreement with the dissenting shareholder regarding the fair value of the dissenting shareholder's common shares within 60 days from the date the actions taken at our special meeting were effected, within 60 days after the expiration of this first 60-day period either we may, or the dissenting shareholder may, file a petition in any court in Harris County, Texas asking for a finding and determination of the fair value of the dissenting shareholder's common shares of beneficial interest in the Trust. Upon the filing of the petition by a dissenting shareholder, a copy must be made to us, and within at least 10 days after we receive a copy of the petition, we will file with the clerk of the applicable court a list of the names and addresses of each shareholder who demanded payment for their common shares in accordance with the Texas Act and with whom agreement as to the fair value of their common shares has not been reached. If we file the petition, it must be accompanied by this list of dissenting shareholders. The clerk of the court will give notice of the time and place fixed for the hearing of the petition by registered mail to us and to the dissenting shareholders named on the list at the addresses stated in the list.

     The court will then determine which dissenting shareholders have perfected their dissenters' rights in accordance with the applicable provisions of the Texas Act and, which shareholders have, therefore, become entitled to the payment of the fair value of their common shares of beneficial interest in the Trust. The court will then appoint one or more qualified appraisers to determine the value of the common shares. The judgment of the court is final and binding on us and each dissenting shareholder who received proper notification required by the applicable provisions of the Texas Act.

     The appraiser appointed by the court will determine the fair value of the common shares of the dissenting shareholder that the court has judged to be entitled to payment for those shares and will file with the court a report of that determination. The clerk of the court will give notice of the filing of the appraiser's report to us and to the dissenting shareholders. In making this determination, the appraiser is entitled to examine our books and records and may conduct the investigations it deems appropriate. A dissenting shareholder may submit evidence to the appraiser or other information relevant to the determination of the fair value of the common shares.

     We may, and any dissenting shareholder may, object to all or part of an appraisal report setting forth the appraiser's determination of the fair value of the common shares. If an objection to the appraisal report is made, the court will hold a hearing to determine the fair value of the common shares that are the subject of the report. After the hearing, the court will require us to pay the amount adjudged by the court to be due and owing to the dissenting shareholders with interest, accruing from the 91st day after date the proposals from which the dissenting shareholder elected to dissent were effected until the date of the judgment of the court. Upon the final determination of the court, we must pay the amount of the judgment to the dissenting shareholder immediately after the dissenting shareholder surrenders his, her or its endorsed certificate(s) for the common shares of beneficial interest in the Trust. Upon such payment, the dissenting owner will not have any further interest in his, her or its common shares or in the Trust. All court costs are allocated between us and any dissenting shareholders in the manner that the court determines to be fair and reasonable.

     Any shareholder who has demanded payment for his, her or its common shares in accordance with the Texas Act, is not entitled to vote or exercise any other rights of a shareholders in the Trust, except the right to receive payment for the dissenting shareholder's common shares pursuant to the provisions of the Texas Act and the right to maintain an appropriate action to obtain relief on the ground that the actions taken by the Trust were fraudulent. The common shares for which payment has been demanded may not be considered outstanding for purposes of any subsequent vote or action by the Trust. In the absence of fraud in the transactions, the right of a shareholder to dissent from the sale of the Parker Road Property and/or our liquidation and to obtain the payment of the fair value of the dissenting shareholder's common shares is the exclusive remedy or recovery of the value of the dissenting shareholder's common shares or money damages to the shareholder with respect to the actions taken by us at the special meeting.

     Any shareholder who has demanded payment of the fair value of his, her or its common shares may withdraw that demand at any time before payment for those shares has been made or before any petition has been filed with a court to determine fair value of the common shares. Unless we consent to the withdrawal, a dissenting shareholder may not withdraw his, her or its demand after either of these events have occurred.

     The rights of a dissenting shareholder will terminate if

     o the dissenting shareholder withdraws his, her or its demand for payment of the fair value of the common shares in accordance with the Texas Act;

     o the dissenting shareholder's rights are terminated due to the failure to deliver share certificates to us within 20 days after the demand is made as described above;

     o a petition is not filed with the applicable court within the time periods set forth above; or

     o after the hearing by a court as described above, the court determines that the dissenting shareholder is not entitled to the relief provided by the Texas Act.

     Upon the termination of dissenters' rights, the dissenting shareholder's right to be paid the fair value of his, her or its common shares will be terminated and the dissenting shareholder will be bound by the actions taken at the special meeting. However all incidences of ownership in the common shares will be restored to the dissenting shareholder.

     If we satisfy all of the requirements of the Texas Act with respect to our shareholders' dissenters' rights, dissenting shareholders who fail to perfect their rights in accordance with the Texas Act may not bring suit against us to recover the value of their common shares or damages relating to the sale of the Parker Road Property or our liquidation.

Accounting Treatment

     Watermark Texas was established with the sole purpose of acquiring the Parker Road Property. The sale transaction will be recorded as a sale of the only capital asset held by Watermark Texas. After completion of the sale, Watermark Texas will distribute all proceeds from the sale transaction to its sole shareholder, the Trust. The Trust will use all proceeds to reduce its indebtedness to Abbestate and to pay the costs of the liquidation.

                      PROPOSAL II - THE PLAN OF LIQUIDATION

General

     As more fully discussed below, upon the sale of the Parker Road Property, and subject to shareholder approval, we intend to liquidate and to distribute our assets, pay our liabilities and wind up the business and affairs of the Trust and Watermark Texas.

     At the special meeting, our shareholders will be asked to consider and vote upon a proposal for approval of our liquidation, and the dissolution of Watermark Texas, pursuant to a plan of liquidation. If our shareholders approve the liquidation proposal we will implement the plan of liquidation. The plan of liquidation provides that we will liquidate and dissolve Watermark Texas, and distribute the net proceeds of such liquidation in accordance with the provisions of the laws of the State of Texas and Maryland, as applicable. We will use any remaining proceeds from the sale of the Parker Road Property to pay our known liabilities and provide for our unknown or contingent liabilities. After selling the Parker Road Property, paying of all of our known liabilities and expenses, and making reasonable provision for any unknown or contingent liabilities, we do not expect to have any additional assets remaining in order to make distributions to our shareholders.

     Following our liquidation, we expect to terminate our registration under the Exchange Act, cease filing reports with the SEC, and terminate the Trust by filing a withdrawal of assumed name certificate and articles of dissolution with the county clerk of Harris County as provided by Texas law. We cannot be certain when we will complete our liquidation. Upon the termination of the Trust, we will cease to carry on any business except as may be necessary for the winding up of the Trust.

     In addition, we will file articles of dissolution with the State of Maryland for the dissolution of Watermark Texas in conjunction with our liquidation and termination. Twenty days prior to the time we file articles of dissolution in the State of Maryland, we must mail a notice of its dissolution to all of its known creditors, and their employees, at the addresses shown in our records. Pursuant to Maryland law, upon the filing of articles of dissolution, Watermark Texas will continue to exist only for the purposes of paying, satisfying and discharging its existing debts, distributing its assets and all other acts necessary to liquidate and wind up its business and affairs.

Vote Required

     Pursuant to our Declaration of Trust and the applicable provisions of the Texas Act, the affirmative vote of the holders of at least two-thirds of our outstanding common share of beneficial interest is required to approve our liquidation, and the dissolution of Watermark Texas, pursuant to the plan of liquidation.

Background of the Plan of Liquidation

     Upon the closing of the sale of the Parker Road Property, and subject to shareholder approval, we intend to liquidate and dissolve the Trust and to dissolve Watermark Texas. Our board of trustees has adopted a plan of liquidation to distribute the assets of the Trust remaining after the closing of the sale of the Parker Road Property. The plan of liquidation is attached to this proxy statement as Annex B.

     If the sale of the Parker Road Property and our liquidation are approved, then our remaining assets, if any, will be liquidated and our remaining debts and unpaid liabilities will be paid. Upon dissolution of Watermark Texas, the debts of Watermark Texas will be repaid and its assets distributed to us as the sole shareholder of Watermark Texas. Those assets, will, in turn, be utilized by us to repay our debts and liabilities. We intend to complete our liquidation, and that of Watermark Texas, as soon as practicable after the closing of the sale of the Parker Road Property. Because our current debts and liabilities exceed our assets, including the amount of the net proceeds we expect to receive from the Parker Road Property, we do not believe that our shareholders will receive any distributions upon our liquidation.

     Upon liquidation and the final distribution of all of our assets and repayment of all of our liabilities, we expect to terminate our registration under the Securities Exchange Act of 1934, as amended, or the Exchange Act, cease filing reports with the Securities and Exchange Commission, or the SEC, terminate the Trust and file articles of dissolution with the State of Maryland with respect to Watermark Texas when appropriate.

Our Reasons for our Liquidation

     Our board of trustees unanimously determined that due to our lack of net operating income, the costs associated with maintaining the Trust, and the fact that, upon the sale of the Parker Road Property we will have no assets, it is in the best interests of our shareholders and the Trust, subsequent to the completion of the sale of the Parker Road Property, to liquidate, wind up our business and affairs and to terminate. Set forth below is a discussion of material positive and negative factors our board of Trustees has considered in making its determination to approve our liquidation, the dissolution of Watermark Texas, and our plan of liquidation.

   Positive Factors Considered by our Board of Trustees

     In making its determinations, our board of trustees considered the following positive factors in its deliberations concerning our liquidation, the dissolution of Watermark Texas and our plan of liquidation:

     o Low Capital Return to our Shareholders. Our board of trustees believes that the current capital return that we are able to receive on our investment in the Parker Road Property, in comparison to the cost of this investment, is relatively low due to such factors as the size of our portfolio; the costs associated with maintaining the Parker Road Property, the potential costs of litigation and the increases in corporate compliance costs discussed elsewhere in this proxy statement. We currently have no business operations and have been unable to obtain our desired level of income from the Parker Road Property. Accordingly, we believe that these factors, among others, may ultimately harm our ability to sell our remaining asset at our current expected prices at a future point in time. We also believe that recent increases and expected future increases in interest rates will adversely impact our return on capital in the future. We believe that our historical lack of net operating income has also limited our ability to complete acquisitions, fund growth opportunities and enhance shareholder value. These factors, combined with unexpected increases in corporate compliance costs, as described elsewhere in this proxy statement, have negatively affected our net annual income.

     o Inability to pay Distributions. The current market conditions discussed above and our lack of operating income are also harming our ability to pay distributions to our shareholders. Due to our net operating losses, no distributions were made to our shareholders, in the years ending December 31, 2006, 2005 or 2004.

     o Cost of Corporate Compliance. Our board of trustees also considered the increasing cost of maintaining our corporate compliance. These costs include, without limitation, the cost of preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports, documents and filings required under the Exchange Act, or other federal or state laws. There are significant costs of compliance with federal, state and local tax filings and reports and general maintenance of our status as a REIT, under the applicable provisions of the Internal Revenue Code. Moreover, recently enacted and proposed laws, regulations and standards relating to corporate governance and disclosure requirements applicable to public companies, including the Sarbanes-Oxley Act, have increased costs that we will pay in connection with corporate governance, reporting and disclosure practices. These increased costs of corporate compliance were unanticipated at the time of our formation and may have a material impact on our results of operations. Furthermore, we expect that these costs will increase in the future due to our continuing implementation of compliance programs mandated by these requirements. In addition, these new laws, rules and regulations create new legal bases for administrative enforcement, civil and criminal proceedings against us in case of non-compliance, thereby increasing our risks of liability, potential sanctions and litigation. Our liquidation, and subsequent termination and the dissolution of Watermark Texas would eliminate our obligation to comply with these rules and regulations.

     o Lack of Viable Alternatives. Our board of trustees has examined other alternatives to our current financial situation and believes our liquidation upon the sale of the Parker Road Property is in the best interest of the Trust and our shareholders. Upon our board's review of possible alternatives to our liquidation, including issuing additional equity, raising additional debt financing, seeking to dispose of our assets through a merger, re-listing shares of our common stock on a national stock exchange or on a quotation system of a national securities association, or continuing under the current business plan, our board of trustees concluded that none of the alternatives considered were more viable than the proposed plan of liquidation.

     o The Illiquidity of Our Common Shares. Our board of trustees believes that the current illiquidity of our common shares is expected to continue in the future.

   Negative Factors Considered by our Board of Trustees

     In making its determinations, our board of trustees also considered the following possible negative factors in its deliberations concerning the Agreement of Sale and the sale of the Parker Road Property:

     o No Longer a Shareholder. Upon our liquidation and termination, you will no longer be a shareholder of the Trust and you no longer have any interest in the Trust. You will not benefit from any of the future earnings that may arise or any future increases in value of the Trust.

     o Shareholders Will Not Receive Distributions in the Liquidation. Currently, the amount of our known unpaid liabilities, the costs of the Trust and the expenses relating to the sale of the Parker Road Property exceed the amount of the net proceeds we expect to receive from the sale of the Parker Road Property and we have no other operating income or other assets. Therefore, we do not expect to be able to make any distributions to our shareholders upon our liquidation.

     o Conflicts of Interest. There are certain actual or potential conflicts of interest which certain of our executive officers and trustees have in connection with the liquidation, including those identified under the headings "Risk Factors" on page 15 and "Interests in the Liquidation that Differ from Your Interests" on page 43.

     o Costs of the Liquidation. There are costs that we will incur in carrying out the liquidation, including legal, accounting and financial advisory fees.

     The above discussion is not intended to be exhausting of all factors considered by our board of trustees but does set forth material positive and negative factors consideration by our board of trustees. On October 12, 2007, our trustees unanimously adopted and approved the plan of liquidation and our liquidation and the dissolution of Watermark Texas in light of the various factors described above and other factors that each member of the board of trustees felt was appropriate. In view of the wide variety of factors considered by our board in connection with its evaluation of the our liquidation and the dissolution of Watermark Texas and the complexity of these matters, our board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reach its decision. Rather, our board made it determinations based on the totality of information presented to and the investigation conducted by it. In consideration the factors discussed above, individual trustees may have given different weights to different factors.

Recommendation by the Board of Trustees

     Our board of trustees has unanimously determined that the terms of the plan of liquidation are fair to you and in your best interests and unanimously recommend that you vote "FOR" approval of our liquidation, and the dissolution of Watermark Texas, pursuant to the plan of liquidation.

Terms of the Plan of Liquidation

     The following is a summary of the plan of liquidation pursuant to which we will complete our liquidation and the dissolution of Watermark Texas. The description of the plan of liquidation, or the "Plan," is qualified in its entirety by reference to the complete text of the Agreement of Sale which is attached as Annex B to this proxy statement. We urge you to read the full text of the Plan.

     Upon the closing of the sale of the Parker Road Property, and subject to shareholder approval, we intend to liquidate and dissolve the Trust and to dissolve Watermark Texas. When the liquidation and dissolution of the Trust pursuant to the Plan, or the "Dissolution," is approved, the Trust and Watermark Texas will cease conducting normal business operations pursuant to the Plan, except insofar as may be necessary for the winding up of the business and affairs of both the Trust and Watermark Texas.

     Watermark Texas has entered into an Agreement of Sale dated as of October 16, 2007 with Bayside, assigned to LAV, pursuant to which Watermark Texas intends to transfer and sell to LAV the Parker Road Property. The purchase price for the Parker Road Property is $339,500, subject to certain prorations and credits. The sole asset of the Trust is its ownership of all of the shares of capital stock of Watermark Texas. The Trust currently has a note payable to Abbestate bearing interest at a rate of 12 percent per annum, and due and payable on or before December 31, 2020. As of October 31, 2007, the principal amount and accrued interest due and owing to Abbestate was $790,000. The net proceeds of the purchase price received by Watermark Texas from the sale of the Parker Road Property shall be dividended to its parent, the Trust. On receipt of such dividend, the Trust will use all of these proceeds to repay indebtedness owing to Abbestate after liquidation and dissolution costs are paid. Because the amount owing to Abbestate exceeds the amount that we expect to realize on the sale of its remaining assets, there will be no funds available for distribution to the shareholders in connection with the liquidation.

     The liquidation of the Trust and of Watermark Texas will be completed as soon as practicable after the closing of the sale of the Parker Road Property. Because the current debts and liabilities of the Trust and Watermark Texas exceed our assets, including the amount of the net proceeds we expect to receive from the Parker Road Property, our shareholders will receive no distributions upon liquidation.

     Upon liquidation and the final distribution of all of our assets and repayment of all of our liabilities, we expect to terminate our registration under the Securities Exchange Act of 1934, as amended, or the Exchange Act, cease filing reports with the Securities and Exchange Commission, or the SEC, terminate the Trust and file articles of dissolution with the State of Maryland with respect to Watermark Texas when appropriate.

   Purpose of the Plan of Liquidation; Certain Effects of the Liquidation

     The principal purpose of the plan of liquidation is to satisfy our remaining unpaid liabilities and to wind up the Trust. In the liquidation, we do not expect to be able to make distributions to our shareholders because our liabilities currently exceed our assets, including the amount of net proceeds we expect to receive in the sale of the Parker Road Property.

     Subsequent to the sale of the Parker Road Property, we will pay or provide for our liabilities and expenses, wind-up our operations, and dissolve, and dissolve our wholly-owned subsidiary, Watermark Texas. Our common shares are currently registered under the Exchange Act. Pursuant to our plan of liquidation, we expect to terminate registration of our common shares under the Exchange Act.

   Liquidation Procedure

     As soon as reasonably practical after the completion of the sale of the Parker Road Property, our officers and trustees will be directed to commence our immediate liquidation and the dissolution of Watermark Texas. We will, and Watermark Texas will, cease to carry on any business, except to the extent necessary for the winding up of our business and the business of Watermark Texas. The legal existence of both entities will continue to the extent necessary to wind up their business and affairs until the liquidation proceedings described below under the heading "Termination and Dissolution" are completed.

     Our officers and trustees will proceed as soon as possible to collect or make provision for the collection of all known debts due or owing to the Trust or to Watermark Texas, pay or make provision for the payment of all known debts, obligations, and liabilities of the Trust and Watermark Texas according to their priorities, and will give notice to each creditor of and claimant against the Trust or Watermark Texas. The officers will then be authorized to sell, transfer or otherwise dispose of all remaining property and assets of Watermark Texas, if any, and all tangible or intangible property, including money, remaining after the discharge of, or after making adequate provision for the discharge of, the debts, obligations and liabilities of Watermark Texas will be distributed to us as the sole shareholder of Watermark Texas. Our officers will be authorized to sell, transfer or otherwise dispose of all of our remaining property and assets, including the assets received from Watermark Texas, if any, and all tangible or intangible property, including money, will be utilized to discharge, or make adequate provision for the discharge of, the debts, obligations and liabilities of the Trust. No further shareholder votes will be solicited during this procedure.

   Distributions

     Due to our lack of operating income, the costs associated with maintaining the Trust, the amount of our unpaid liabilities and the costs and expenses of the sale of the Parker Road Property, we do not expect to be able to make any distributions to our shareholders upon our final liquidation.

   Termination and Dissolution

     Requirements Under Texas Law With Respect to the Trust
     ------------------------------------------------------

     After completing our liquidation, winding up the business and satisfying our unpaid liabilities, we will terminate the Trust by filing a withdrawal of assumed name certificate and articles of dissolution with the county clerk of Harris County as provided by Texas law. Upon the termination of the Trust, we will cease to carry on any business except as may be necessary for the winding up of the Trust.

     Requirements Under Maryland Law With Respect to Watermark Texas
     ---------------------------------------------------------------

     Upon the completion of the sale of the Parker Road Property, we intend to dissolve Watermark Texas in accordance with the laws of the State of Maryland. In order to do so, at least 20 days prior to the filing of articles of dissolution with the State of Maryland, we must mail a notice that the dissolution of Watermark Texas has been approved to all its known creditors, and their employees at their addresses as shown its corporate records. If there are any known creditors of Watermark Trust, in order to properly dissolve Watermark Texas we must wait to file articles of dissolution with the State of Maryland after this 20 day period has expired. If there are no known creditors we may file articles of dissolution, together with a copy of the annual report of Watermark Texas, at any time.

     Upon acceptance of the articles of dissolution by the State of Maryland, Watermark Texas will cease to exist, except for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up our business and affairs. Until a court appoints a receiver, the business and affairs of Watermark Texas will be managed under the direction of its board of directors solely for the following purposes:

     o    to carry out Watermark Texas's contractual obligations;

     o    to sell all or any part of the assets of Watermark Texas;

     o    to sue or be sued; and

     o to do all other acts consistent with Maryland law and the charter of Watermark Texas necessary or proper to liquidate Watermark Texas and wind up its affairs.

     A director, shareholder, or creditor of Watermark Texas may petition a court of equity to take jurisdiction of its liquidation. After notice and a hearing, the court upon a showing of good cause, may order Watermark Texas to be liquidated under court supervision either by the directors or by one or more receivers appointed by the court. The authority of the directors terminates when a court appoints a receiver.

     If assets are available for distribution to shareholders, the directors or receiver must notify the shareholders to prove their interests within a specified time at least 60 days after the date of the notice. In this case, since we are the sole shareholder of Watermark Texas, this will be a much more simplified procedure. However, pursuant to Maryland law, the notice must be mailed to each shareholder and published at least once a week for three successive weeks in a newspaper of general circulation published in Baltimore City County, Maryland. After the expiration of the time specified in the notice, the directors or receiver may distribute the assets of Watermark Texas to us as its sole shareholder, and we will, in turn, liquidate those assets to satisfy our unpaid liabilities.

Interests in the Liquidation that Differ from Your Interests; Conflicts of Interest

     We have a note payable to Abbestate whose directors consist of Michael S. Verruto and David S. Givner. The note payable to Abbestate bears interest at 12 percent per annum and is due and payable on December 31, 2020. As of October 31, 2007, the principal and accrued interest due and owing to Abbestate was $790,000. Prior to our liquidation, this indebtedness shall be repaid prior to any distributions are made to our shareholders.

Regulatory Third Party Approvals

     We are not aware of any material license, regulatory permit or other material third-party approval which is required in connection with the sale of the Parker Road Property or of any approval or other action by any state, federal, or foreign government or governmental agency that would be required prior to completion of the sale of the Parker Road Property.

Dissenters' Rights

     Please see the discussion under the heading "Proposal I - Dissenters' Rights" beginning on page 34 regarding the description of the rights you may have to dissent from the approval of our liquidation and the plan of liquidation and to receive the fair value of your common shares.

Accounting Treatment

     Watermark Texas was established with the sole purpose of acquiring the Parker Road Property. The sale transaction will be recorded as a sale of the only capital asset held by Watermark Texas. After completion of the sale, Watermark Texas will distribute all proceeds from the sale transaction to its sole shareholder, the Trust. The Trust will use all proceeds to reduce its indebtedness owing to Abbestate and to pay the costs of the liquidation.

                             SELECTED FINANCIAL DATA

         The following tables set forth selected consolidated financial and operating information on a historical basis for the Trust. The selected operating data and certain other data set forth below for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, and the balance sheet data as of December 31, 2006, 2005, 2004, 2003 and 2002, have been derived from the audited consolidated financial statements of the Trust. The following information should be read in conjunction with the consolidated financial statements and financial statements notes of the Trust set forth in the 2006 Annual Report as previously filed with the Securities and Exchange Commission.

                                         For the Years Ended December 31
                                   ----------------------------------------------------
            Statement of          2006           2005          2004          2003           2002
         Operations Data          ----           ----          ----          ----           ----
------------------------                     Restated      Restated
                  Rental             -              -             -             -              -
         Operations, net
  Real estate sales, net             -              -             -             -              -
         Interest Income             -              -             -             -              -
    Gain on Sale of Land             -              -             -             -              -
     Net earnings (loss)     $(147,252)     $ (69,596)    $ (62,690)    $ (69,269)     $ (44,103)
         Earnings (loss)
               per share     $    (.27)     $    (.13)    $    (.12)    $    (.13)     $    (.08)
           Distributions
               per share             -              -             -             -              -
 Weighted average shares
             outstanding       542,413        542,413       542,413       542,413        542,413

Balance Sheet Data
------------------
Total assets                 $  37,850      $  13,907     $  21,166     $  10,538      $   4,740
Shareholders' equity         $(702,560)     $(555,308)    $(485,712)    $(369,204)     $(299,935)
(deficit)

Other Data
----------
Cash flow from:
  Operating activities       $(101,057)     $ (32,259)    $ (34,372)    $ (39,102)     $ (26,574)
  Investing activities               -              -             -             -              -
  Financing activities       $ 100,000      $  25,000     $  45,000     $  44,900      $  25,000

           MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE SALE OF THE
                    PARKER ROAD PROPERTY AND OUR LIQUIDATION

     The following is a summary of the material U.S. federal income tax consequences of the sale of the Parker Road Property and the liquidation of the Trust. This summary is based on the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the Code, on the Treasury Regulations promulgated thereunder, and on judicial and administrative interpretations thereof, all as in effect on the date of this summary and all of which are subject to change (possibly on a retroactive basis).

     This summary does not address all of the U.S. federal income tax consequences that may be relevant to the particular circumstances of a Trust shareholder, and it does not address the effect of any foreign, state or local tax law on a Trust shareholder. This summary assumes that the Trust shares are held as a capital asset.

     Watermark Texas is a wholly-owned subsidiary of the Trust and is consolidated with the Trust for federal income tax purposes. The proceeds from the sale of Parker Road Property by Watermark Texas will be treated as a taxable gain from the sale of a capital asset by Watermark Texas. Watermark Texas will use all of the net proceeds from the Parker Road property sale to pay a dividend to the Trust. Because Watermark Texas has extensive net operating loss carry forwards from prior years, we believe that no federal income tax will due on any gain from the sale of the Parker Road Property. The dividend received by Trust will be used to (i) pay the costs of the Liquidation, and (ii) repay a portion of the indebtedness owing to Abbestate. As a result, we do not believe that any distribution will be made to our shareholders upon the Liquidation. We believe that there will be no federal income tax will be owing by the Trust as a result of the liquidation, and there will be no taxable income or gain to the Trust shareholders as a result of the sale of the Parker Road Property and the liquidation of the Trust.

                       PROPOSAL III - ELECTION OF TRUSTEES

General

     At the special meeting, you will be asked to elect David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve a term until such time as we complete our liquidation and terminate the Trust, and to ratify all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting. The election of Messrs. Givner and Verruto is not a condition to consummate the sale of the Parker Road Property or our liquidation, and therefore, the failure of our shareholders to elect trustees will not affect the sale of the Parker Road Property or our liquidation if our shareholders vote to approve these transactions.

     Our business affairs are managed by, or under the direction of, our board of trustees. Our board is responsible for our general investment policies and for such general supervision of our business conducted by our officers, agents, employees, investment advisors or independent contractors as may be necessary to insure that such business conforms to the provisions of the Declaration of Trust. Commencing with the 1996 annual meeting of our shareholders, our board of trustees has been divided into three classes, each class of trustees consisting of one member. The trustee of the class elected at each annual meeting of our shareholders holds office for a term of three years.

     As of the date of this proxy statement, our management cannot find a record of an election of trustees being held since the annual meeting of our shareholders held on December 5, 1995. We are holding the election of trustees at this special meeting in order to rectify this matter as soon as possible in order to ensure that our board is duly elected and qualified in accordance with Texas law. In addition, we are asking our shareholders to ratify the past actions of our trustees to ensure that the actions of the Trust were duly authorized. Since we have not had any business operations since 1995, we are unaware of any actions that have taken place by the board of trustees since December 5, 1995 other than as discussed in this proxy statement. If you have any questions regarding the management of the Trust, or the actions of our board of trustees please contact us at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, or by phone at 704-343-9334, attention: Tina M. Romine.

Vote Required

     Pursuant to our Declaration of Trust and the applicable provisions of the Texas Act, the affirmative vote of the holders of at least a majority of our outstanding common shares of beneficial interest is required to elect Messrs. Givner and Verruto to our board of trustees. For purposes of the election of trustees, abstentions will not be counted as votes cast for the election of our trustees, although they will be considered present for the purpose of determining the presence of a quorum. Unless authority is withheld, the enclosed proxy will be voted in favor of electing these persons to our board of trustees.

Recommendation by the Board of Trustees

     Our board of trustees unanimously recommends that you vote "FOR" the election of David S. Givner as a Class I trustee and Michael S. Verruto as a Class II trustee to our board of trustees to serve until such time as we complete our liquidation and terminate the Trust, and to ratify all actions taken on our behalf by the persons named in this proxy statement as trustees since our last annual meeting.

Information Relating to the Nominees

     The board of trustees proposes that the nominees described below be elected to serve a term until such time as we complete our liquidation and terminate the Trust. All of the nominees are currently serving as our trustees. The following table contains information with respect to the nominees:

     Name           Age  Principal Occupation, Business Experience, Other

                         Directorships or Trusteeships held

David S. Givner     61   Mr. Givner has been Trustee, President and Treasurer of

                         the Trust since December 5, 1995, and is also the President/Managing Director of HPI Management, LP. Since 1992, Mr. Givner has been President and Chief Operating Officer of various affiliates of HPI Management, LP. From 1987 until 1992, he was Senior Vice President/Director of Leasing and Consulting Services for Williams Real Estate Company based in New York, New York. Mr. Givner is also the sole shareholder and the President of DAGI Corporation, a Delaware corporation and the general partner of DAGI Limited Partnership, a Delaware limited partnership.

Michael S. Verruto  44   Mr. Verruto has been Trustee, Vice President and
                         Secretary of the Trust since December 5, 1995 and is also the Vice President/Managing Director of HPI
                         Management, LP and HPI Capital, Inc., a Florida corporation that develops real estate. Since January
                         1990, Mr. Verruto has held various positions with various affiliates of HPI Management, LP, all of which are active in real estate development and management.
                         Mr. Verruto is also the sole shareholder and the President and Treasurer of Fletcher Napolitano Styles and Verruto Holding Company, Inc., a Delaware corporation and the general partner of Fletcher
                         Napolitano Styles and Verruto Family Property Partners,
                         L.P., a Delaware limited partnership.

Corporate Governance and Related Matters

     Our business, property and affairs are managed under the direction of our board of trustees, except with respect to those matters reserved for our shareholders. Our board of trustees establishes our overall business policies, reviews the performance of our senior management in executing our business strategy and managing our day-to-day operations and acts as an advisor to our senior management. Our board's mission is to further the long-term interests of our shareholders. Members of the board of trustees are kept informed of our business through discussions with our management, primarily at meetings of the board of trustees, and through reports and analyses presented to them. The board has the authority to retain, at our expense, outside counsel, consultants or other advisors in the performance of their duties.

Independent Trustees

     None of our trustees are "independent" as such term is defined pursuant rules and regulations of either the SEC, the New York Stock Exchange or the Nasdaq Stock Market.

Meetings and Committees of the Board of Trustees

     Meetings. During the fiscal year ended December 31, 2006, our board of trustees did not hold any formal meetings and no action was taken by unanimous written consent.

     Committees. Since we are currently inactive and have no business operations, our board of trustees has determined that there is no need for us to have a standing audit, nominating or compensation committee, and therefore no such committees are in existence. Since no such committee is in existence, we do not have a compensation committee, audit committee or nominating committee charter in place. We do not have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, or a committee performing similar functions.

     Audit Committee Financial Expert. Since we do not have an audit committee, we do not have a financial expert on any such committee.

     Reports of the Audit and Compensation Committees. Since we do not have an audit or a compensation committee, we do not have any reports submitted by such committees to our shareholders.

     Code of Ethics. Since, as discussed above, we are currently inactive and our trustees and officers are not presently conducting ongoing operations for the Trust, we have not adopted a code of ethics.

     Nomination of Trustees. Pursuant to our bylaws, our trustees must be at least 21 years of age and at least a majority must be citizens of the State of Texas. Our bylaws do not require our trustees to be shareholders of the Trust; however, as of the date of this proxy statement, all of our current trustees are shareholders of the Trust. Our board of trustees will consider nominees for our board of trustees suggested by our shareholders in written submissions to our corporate secretary. However, since we are currently inactive, our board of trustees has no nomination policy with regard to the consideration of any trustee candidates recommended by our shareholders and the board of trustees has not established a formal procedure for our shareholders to follow when recommending a trustee candidate other than submitting nominees to our corporate secretary. For purposes of the election of Messrs. Givner and Verruto to our board of trustees as described in this proxy statement, our current board of trustees/executive officers recommended such persons as nominees. In recommending the nominees for election to our board of trustees, we have considered the following factors and have recommended such persons for election to our board of trustees by our shareholders:

     o the nominee will consent to being named in the proxy and serving, if elected, on the board;

     o the nominee's biographical data (including other boards on which the nominee serves), business experience and involvement in certain legal proceedings, including any involving the Trust;

     o transactions and relationships between the nominee and the recommending the shareholder, on the one hand, and us or our management, on the other hand;

     o the nominee's trading history in our common shares of beneficial interest and his or her current share ownership information;

     o any material proceedings to which the nominee or his or her associates is a party that are adverse to the Trust;

     o information regarding whether the recommending shareholder or nominee (or their affiliates) have any plans or proposals for us;

     o whether the nominating shareholder and nominee seek to use the nomination to redress personal claims or grievances against us or others or to further personal interests or special interests not shared by our shareholders at large; and

     o In evaluating nominees to serve on our board of trustees, we do not differentiate between nominees recommended by shareholders and others. In identifying and evaluating candidates to be nominated for our board of trustees, we reviewed the desired experience, mix of skills and other qualities required for appropriate board composition, taking into account the current board members and our specific needs as well as those of the board.

Shareholder Nominations

     Since we are currently inactive, our board of trustees has no nomination policy with regard to the consideration of any trustee candidates recommended by our shareholders and the board of trustees has not established a formal procedure for our shareholders to follow when recommending a trustee candidate other than submitting nominees to our corporate secretary. During the fiscal year ending December 31, 2006, there were no material changes to the procedures by which shareholders may recommend nominees to our board of trustees.

Shareholder Communications

     Our board of trustees believes that it is very important that interested parties have the opportunity to communicate their concerns directly with our board of trustees. The board also believes that such parties should be able to communicate directly with our board. Any such communications may be submitted in writing to our corporate secretary at: 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202.

Compensation Committee Interlocks and Insider Participation

     During 2006, there were no compensation committee interlocks or insider participation. In addition, during 2006, no executive officer of the Trust served (i) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our trustees, executive officers and persons who own more than ten percent of our outstanding common shares of beneficial interest, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by SEC regulations to furnish us with copies of all such reports they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports are required, all Section 16(a) filing requirements applicable to our officers, trustees and greater than ten percent beneficial owners have been complied with during the fiscal year ended December 31, 2006.

Security Ownership

     The table below sets forth, as of November 9, 2007, the number of our common shares of beneficial interest which were owned beneficially by:

     o each person who is known by us to beneficially own more than 5 percent of our common shares of beneficial interest;

     o    each trustee and nominee for trustee;

     o each of the named executive officers as defined in Item 402(a)(3) of Regulation S-K promulgated by the SEC; and

     o    all of our trustees and executive officers as a group.

     Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Watermark Investors Realty Trust, 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202.

     The number of our common shares beneficially owned by each individual or group is based upon information in documents filed by such person with the SEC, other publicly available information or information available to us. Percentage ownership in the following table is based on 542,413 common shares of beneficial interest outstanding as of November 9, 2007. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

-------------------------------------------- ----------------------------------------- ----------------------------------
                                             Amount and Nature of Beneficial           Percentage of Outstanding Common
Name and Address of Beneficial Owner         Ownership                                          Shares Owned(1)
-------------------------------------------- ----------------------------------------- ----------------------------------
Fletcher Napolitano Styles and Verruto
Family Property Partners, L.P.
100 N. Tryon Street, Suite 5500
Charlotte, North Carolina  28202(3)                         59,665(2)                               11%(2)
-------------------------------------------- ----------------------------------------- ----------------------------------
MIZ Investors Associates
6971 North Federal Highway, Suite 203
Boca Raton, Florida  33487                                  59,665(2)                               11%(2)
-------------------------------------------- ----------------------------------------- ----------------------------------
DAGI Limited Partnership
100 North Tryon Street, Suite 5500
Charlotte, North Carolina  28202(4)                         59,665(2)                               11%(2)
-------------------------------------------- ----------------------------------------- ----------------------------------
Antapolis N.V.
c/o MeesPierson Trust (Curacao) N.V.
Number 6 Curacao
Netherlands, Antilles                                       184,422(2)                              34%(2)
-------------------------------------------- ----------------------------------------- ----------------------------------
David S. Givner, Trustee, President and
Treasurer(4)(5)                                             59,665 (2)                              11%(2)
-------------------------------------------- ----------------------------------------- ----------------------------------
Michael S. Verruto, Trustee, Vice
President and Secretary(3)(5)                               59,665(2)                               11%(2)
-------------------------------------------- ----------------------------------------- ----------------------------------
All executive officers and trustees of the
Trust as a group (2 persons) (5)                            119,330(2)                              22%(2)
-------------------------------------------- ----------------------------------------- ----------------------------------

-------------------

1. Based on 542,413 common shares of beneficial interest outstanding as of November 9, 2007.

2. Does not include common shares owned by others in a group that filed a
Schedule 13D dated November 10, 1994. The group consists solely of the four entities listed above, which collectively own 363,417 common shares of beneficial interest, or 67 percent of our common shares issued and outstanding.

3. Through his control of Fletcher Napolitano Styles and Verruto Family Property Partners, L.P., Michael S. Verruto is deemed to be the beneficial owner of 59,665 of our common shares of beneficial interest.

4. Through his control of DAGI Limited Partnership, David S. Givner is deemed to be the beneficial owner of 59,665 of our common shares of beneficial interest.

5. None of the common shares of beneficial interest held are pledged as security for indebtedness.

Management and Executive Compensation

   Executive Officers

     Our executive officers are as follows:

------------------------- ------------ -----------------------------------------
          Name                Age                 Position
------------------------- ------------ -----------------------------------------
David S. Givner               61       President and Treasurer of the Trust
------------------------- ------------ -----------------------------------------
Michael S. Verruto            44       Vice President and Secretary of the Trust
------------------------- ------------ -----------------------------------------

------------------------- ------------ -----------------------------------------
Gary St. Vincent              54       Assistant Treasurer
------------------------- ------------ -----------------------------------------
Kim Bowman                    36       Assistant Secretary
------------------------- ------------ -----------------------------------------

     Information regarding the background and experience of our executive officers is set forth above under the heading "Information Relating to the Nominees" on page 46.

   Compensation Discussion and Analysis

     Neither our trustees nor our officers received salaries or other cash compensation from the Trust for acting in such capacities during the year ended December 31, 2006 or since 1995. Based upon our current financial situation and lack of operations, our board of trustees does not believe any form of compensation will be paid or given in the near future. Since we do not pay any compensation to our executive officers, and have not done so since 1995, we do not have any objectives, policies, analyses, or decisions to report with respect to executive compensation. In addition, since we do not pay any compensation to our executive officers and trustees, we do not have any processes or procedures for the consideration and determination of executive and director compensation.

   Summary Compensation Table; Grants of Plan-Based Awards; Outstanding Equity Awards, Option Exercises and Stock Vested; Pension Benefits; Nonqualified Deferred Compensation

     None of our executive officers have been granted any form of salary, bonus, pension benefits, nonqualified compensation, or any grants of common shares, restricted stock, options to purchase common shares, warrants, rights, stock appreciation rights or any other equity based compensation during the year ended December 31, 2006 or since 1995. There are no outstanding equity awards as of December 31, 2006. We have no retirement, annuity or pension plans covering our trustees or officers. Based upon our current financial situation and lack of operations, our board of trustees does not believe any form of compensation will be paid or given in the near future.

   Trustee Compensation

     None of our trustees have received salaries or other cash compensation, or any form of equity awards, non-equity awards or deferred compensation from the Trust for acting in such capacities during the year ended December 31, 2006 or since the year ended 1995. We have no retirement, annuity or pension plans covering our trustees. Based upon our current operations, our board of trustees does not believe compensation will be paid or given in the near future. In addition, none of our trustees or executive officers will receive any payment or other compensation in connection with the sale of the Parker Road Property or the liquidation and dissolution of Watermark Texas or the Trust.

Certain Relationships and Related Transactions

     Since December 5, 1995, HPI Management, LP, a North Carolina limited partnership, has provided administrative and accounting services to the Trust under the supervision of the Trust's officers, all of whom are also officers or employees of HPI Management, LP. HPI has not been compensated by the Trust for any services rendered to the Trust until January 2001, when HPI began charging the Trust $1,000 per year for administrative and accounting services. Neither of our trustees, nor any of our officers, receive or will receive any direct compensation or other remuneration of any kind as a result of or in connection with HPI's services to the Trust.

     We currently have a note payable to Abbestate Holding, Inc., a Delaware corporation whose directors are also our trustees, Mr. Givner and Mr. Verruto. The note bears interest at 12 percent per annum and is due and payable on December 31, 2020. As of December 31, 2006 the aggregate amount of principal outstanding under the Abbestate note was $616,000, and the aggregate amount of principal and interest outstanding as of October 31, 2007, was $790,000. $0 of the principal amount of the note was paid during the fiscal year ended December 31, 2006 and $0 of interest was paid during the same period. Upon our liquidation, this indebtedness shall be repaid prior to any distributions are made to our shareholders. Neither Mr. Givner nor Mr. Verruto receive or will receive


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

any direct compensation or other remuneration of any kind as a result of or in connection with the Abbestate note or its repayment, and neither of them has any direct interest in the Abbestate note.

     The following information sets forth our policies and procedures for the review, approval or ratification of any "related transactions":

     Pursuant to our declaration of trust, we may not enter into any transaction with our trustees or officers, or their affiliates, or with an advisor to the Trust, other than the following:

     o transactions incidental to employment by the Trust or any of our subsidiaries on terms consistent with general personnel policies in effect at the time;

     o the purchase and sale of our securities on terms generally available to unrelated parties and the exercise of voting and other rights incidental to the ownership of our securities;

     o transactions between us and our subsidiaries in which no trustee, officer or their affiliates have any economic interest other than through the Trust or pursuant to their employment with such subsidiary on terms consistent with its general personnel policies in effect at the time;

     o any transactions that have been approved or ratified by a majority of our trustees who are not affiliates of any party to the transaction, other than the Trust, and who do not otherwise have an interest in the transaction and to whom the interest or connection of the interested party has been disclosed or is known, and the transaction is found by a majority of disinterested trustees to be fair and reasonable to our shareholders at the time of the approval or ratification of the transaction; and

     o the transfer of our assets to a business organization formed by our trustees for the purpose of holding title to those assets and as to which our trustees have no economic interest.


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

      PROPOSAL IV - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     Our board of trustees has selected and appointed the firm of Farmer, Fuqua, & Huff, P.C. to act as our independent auditors for 2007. Farmer, Fuqua, & Huff, P.C. was first engaged to audit our books for the fiscal year ended December 31, 1995 and has served as our auditors since such time.

     Although shareholder ratification of the appointment of our independent auditor is not required by our declaration of trust, our bylaws or otherwise, we are submitting the selection of Farmer, Fuqua, & Huff, P.C. to our shareholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, our board of trustees, in its discretion, may select a different independent public accounting firm at any time if it determines that such a change would be in the best interests of us and our shareholders. If our shareholders do not ratify our board's selection, our board will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

     Representatives of Farmer, Fuqua & Huff, P.C. will not be present at the special meeting, and therefore will not be available to respond to questions from our shareholders.

Vote Required

     The ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year will require the affirmative vote of the holders of at least a majority of our common shares of beneficial interest then outstanding and entitled to vote on the proposal.

Recommendation by the Board of Trustees

     Our board of trustees recommends that you vote "FOR" the ratification of the appointment of Farmer, Fuqua, & Huff, P.C. as our independent registered public accounting firm for the 2007 fiscal year.

     In choosing our independent auditors, our board of trustees conducts a comprehensive review of the qualifications of those individuals who will lead and serve on the engagement team, the quality control procedures the firm has established, and any issue raised by the most recent quality control review of the firm. The review also includes matters required to be considered under the SEC rules on "auditor independence," including the nature and extent of non-audit services to ensure that they will not impair the independence of the accountants.

Fees Paid to Independent Auditors.

     For services rendered to us during or in connection with our years ended December 31, 2006 and 2005, we were billed the following fees by Farmer, Fuqua, & Huff, P.C.:

                                         2006                     2005
                                ----------------------   ----------------------

Audit Fees                              $4,250                   $4,250

Audit Related Fees                        $0                       $0

Tax Fees                                 $750                     $750

All Other Fees                            $0                       $0

     Audit Fees. Audit fees for 2006 were incurred for professional services rendered in connection with the audit of our consolidated financial statements for the year ended December 31, 2005, and reviews of our interim consolidated financial statements which are included in each of our Quarterly Reports on Form 10-Q for the year


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

ended December 31, 2006. Audit fees for 2005 were incurred for professional services rendered in connection with the audit of our consolidated financial statements for the year ended December 31, 2004, and reviews of our interim consolidated financial statements which are included in each of our Quarterly Reports on Form 10-Q for the year ended December 31, 2005.

     Audit-Related Fees. We incurred no audit-related fees in 2006 or in 2005.

     Tax Fees. Tax fees for 2006 and 2005 were incurred for professional services rendered in connection with the preparation and filing of our federal income tax return.

     All Other Fees. We incurred no other fees in 2006 or in 2005.

     Since we do not have an audit committee, none of the services described above provided by Farmer, Fuqua, & Huff, P.C. were approved by an audit committee.

Pre-Approval Policies and Procedures

     Since we do not have an audit committee, there are no audit committee pre-approval policies and procedures in existence.

Changes in and Disagreements with Accountants

     We have not made any changes with respect to our independent registered public accounting firm. There were no disagreements with by Farmer, Fuqua, & Huff, P.C., whether resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure that, if not resolved to by Farmer, Fuqua, & Huff, P.C.'s satisfaction, would have caused by Farmer, Fuqua, & Huff, P.C. to make reference to the subject matter of the disagreement in connection with its report for either of the two years ended December 31, 2006 and 2005.


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

                      OTHER MATTERS AT THE SPECIAL MEETING

     We will mail a proxy card together with this proxy statement to all shareholders of record at the close of business on November 9, 2007. Our board of trustees does not know of any matters to be presented at the special meeting other than those mentioned in this proxy statement. If any other matters are properly brought before the special meeting, the proxies will be voted in accordance with the discretion of the person or persons voting such proxies as long as such proxies are not limited to the contrary. These matters may include an adjournment or postponement of the special meeting from time to time if our board of trustees so determines.

     It is important that proxies be returned promptly. Therefore, shareholders are urged to date, sign and return the accompanying proxy card in the enclosed envelope.

                              SHAREHOLDER PROPOSALS

     Once we complete our liquidation, we will no longer have public shareholders or any shareholder meetings. However, we project that completion of the liquidation may take 6 months or longer. Once we file our certification of termination, and the articles of dissolution with respect to Watermark Texas, we may cease to hold shareholder meetings, to the extent that we are permitted by law to cease holding such meetings. We will continue to hold annual shareholder meetings as long as we are required to hold such meetings. Holders of our common shares will continue to be entitled to attend and participate in these shareholder meetings.

     Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2007 annual meeting of shareholders must cause such proposal to be received at our principal executive offices at 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, Attention: Secretary, no later than December 4, 2007, in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Shareholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934. We presently anticipate holding the 2007 annual meeting of shareholders December 6, 2007.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the Commission's public reference rooms at Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

     Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

                               2006 ANNUAL REPORT

     We file our Annual Reports on Form 10-K with the Securities and Exchange Commission. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (except for certain exhibits thereto), including our audited financial statements and financial statement schedules, may be obtained, free of charge, upon written request by any stockholder to Watermark Investors Reality Trust, 100 N. Tryon Street, Suite 5500, Charlotte, NC 28202, Attention: Tina M. Romine. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to reimbursing the Trust for its expenses in supplying any exhibit.

     You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation. This proxy statement is dated November 19, 2007. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date,


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

unless the information specifically indicates that another date applies. The mailing of this proxy statement to our shareholders does not create any implication to the contrary.


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